SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Natixis Funds Trust I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 2013	Your vote is important!

Dear Shareholder:

A special meeting of shareholders of Natixis Funds, Loomis Sayles Funds and the Hansberger International Series (“the Funds”) has been scheduled for Monday, March 18, 2013. Each fund family is served by a common Board of Trustees. The purpose of the special meeting is for shareholders to elect four members to this Board. These members are currently serving as Trustees as a result of their previous appointment by the Board, but have not yet been elected by shareholders. Please see the enclosed proxy statement for more detailed information.

Your vote counts

Your vote is extremely important. Please take a few moments to vote your shares, whether or not you plan to attend the meeting. Boston Financial Data Services, a professional proxy solicitation firm, has been retained to assist the Funds in obtaining shareholder votes. If we do not receive enough votes to hold the meeting, we will be required to re-solicit shareholders at additional expense to the Funds.

The enclosed proxy statement provides detailed information about this important proposal. The special shareholder meeting will be held at 2:00 p.m. Eastern time on March 18, 2013 at the offices of NGAM Advisors, L.P., 399 Boylston Street, 10th floor, Boston, Massachusetts 02116.

Voting options – it’s your choice – it’s easy and convenient.

•	On the Internet – The web site is listed on the enclosed proxy card.
•	By touch-tone telephone – Just call the number listed on the enclosed proxy card.
•	By mail – Simply complete and return the enclosed proxy card. A postage-paid envelope is enclosed for your convenience.
•	In person – Vote your shares in person at the meeting.

If you vote using the Internet, telephone or in person, you do not need to mail your proxy card. If you want to change your vote, you may do so by using the proxy card, Internet, telephone or by voting in person.

Thank you for your cooperation in voting on this important proposal.

Sincerely,

David L. Giunta	Robert Blanding
President, Natixis Funds,	President, Loomis Sayles Funds
Hansberger International Series

00086299

591738

SH353-0113

NGAM Distribution, L.P. (fund distributor), Loomis, Sayles & Company, L.P. and Hansberger Global Investors, Inc. are affiliated.

NGAM Distribution, L.P. 399 Boylston St. Boston, MA 02116

Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV,

Loomis Sayles Funds I, Loomis Sayles Funds II,

Hansberger International Series and Gateway Trust

399 Boylston Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 18, 2013

To the Shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust (the “Trusts”):

Notice is hereby given that a Joint Special Meeting of the Shareholders of each Trust will be held at 2:00 p.m. on March 18, 2013 at the offices of NGAM Advisors, L.P., located at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116 (the “Meeting”), for the following purposes:

1.	To elect Trustees for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Hansberger International Series and Gateway Trust, with each Trust voting separately; and
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of the Trusts has fixed the close of business on December 21, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement(s) or adjournment(s) thereof.

By order of the Board of Trustees,

COLEEN DOWNS DINNEEN,

Secretary

Boston, Massachusetts

January 24, 2013

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY INTERNET OR BY TELEPHONE; OR, IF YOU PREFER, KINDLY MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE (WHICH IS POSTAGE PREPAID, IF MAILED IN THE UNITED STATES).

PROXY STATEMENT

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Hansberger International Series

Gateway Trust

(the “Trusts”)

399 Boylston Street

Boston, MA 02116

January 24, 2013

Natixis Funds Trust I

CGM Advisor Targeted Equity Fund

Hansberger International Fund

Loomis Sayles Core Plus Bond Fund

Natixis Diversified Income Fund

Natixis Oakmark International Fund

Natixis U.S. Multi-Cap Equity Fund

Vaughan Nelson Small Cap Value Fund

Natixis Funds Trust II

ASG Diversifying Strategies Fund

ASG Global Alternatives Fund

ASG Growth Markets Fund

ASG Managed Futures Strategy Fund

Harris Associates Large Cap Value Fund

Loomis Sayles Capital Income Fund

Loomis Sayles Multi-Asset Real Return Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Strategic Alpha Fund (formerly Loomis Sayles Absolute Strategies Fund)

McDonnell Intermediate Municipal Bond Fund

Vaughan Nelson Select Fund

Vaughan Nelson Value Opportunity Fund

Natixis Funds Trust IV

AEW Real Estate Fund

Hansberger International Series

Hansberger International Growth Fund

Hansberger International Value Fund

Gateway Trust

Gateway Fund

Gateway International Fund

Loomis Sayles Funds I

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Funds II

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

(each a “Fund” and together the “Funds”)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2013.

This Proxy Statement is also available at

www.eproxyvote.com/natixis

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 18, 2013

Each Trust is governed by a Board of Trustees (the “Trustees”), which is responsible for generally overseeing the conduct of Fund business. The Trustees are soliciting proxies from the shareholders of each of the Funds (the “Shareholders”) in connection with a Joint Special Meeting of Shareholders of each Trust (the “Meeting”). The Meeting has been called to be held at 2:00 p.m. on March 18, 2013 at the offices of NGAM Advisors, L.P. (“NGAM Advisors”), 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Presidents’ Letter to Shareholders, meeting notice, this Proxy Statement and proxy cards are first being sent to Shareholders of record as of December 21, 2012 (the “Record Date”) beginning on or about January 24, 2013.

The only item of business that the Trustees expect will come before the meeting is to elect four nominees to the Board of Trustees of each Trust.

Shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

I. PROPOSAL 1: ELECTION OF TRUSTEES

Background.

The purpose of this proposal is to elect four nominees to the Board of Trustees of each Trust (together the “Board”). Pursuant to the provisions of each Trust’s current Declaration of Trust, the Trustees have determined that the number of Trustees of each Trust shall be fixed at thirteen. It is intended that the persons named as proxies will vote in favor of the election of all of the four nominees listed below, unless such authority has been withheld. Should the nominees be elected, each nominee’s term of office will be until his successor is elected and qualified, or until he sooner dies, retires, is removed or becomes disqualified. If a nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than thirteen or to leave a vacancy in the Board. The required vote is discussed below in “Other Information—Required Vote.”

All of the persons named below as nominees currently serve as Trustees of the Trusts and have served in that capacity continuously since originally elected or appointed (except for Mr. Baker, as described in the “Information About the Trustees” table below). Messrs. Robert J. Blanding, Daniel M. Cain and John T. Hailer, and Mses. Sandra O. Moose and Cynthia L. Walker were elected as Trustees by shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I and Loomis Sayles Funds II at a special meeting held on June 2, 2005, by shareholders of Hansberger International Series at a special meeting held on September 12, 2007 and by the sole shareholder of Gateway Trust on October 12, 2007. Messrs. Kenneth A. Drucker, Wendell J. Knox, Erik R. Sirri and Peter J. Smail were elected as Trustees by shareholders of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series at a special meeting held on May 27, 2010. Those Trustees listed under “Interested Trustees” are “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Trusts by virtue of their affiliation with NGAM Advisors, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) or the Trusts’ principal underwriter, NGAM Distribution, L.P. (“NGAM Distribution”). Mr. Cain is listed as an Independent Trustee, but is considered to be an interested Trustee of Natixis Funds Trust II (but not of any other Trust) by virtue of his affiliation with a broker-dealer which has executed portfolio transactions for institutional accounts managed by a sub-adviser to one of the Funds. The Trustees who are candidates for election, who have not previously been elected by shareholders, are Messrs. Charles D. Baker, Edmond J. English, David L. Giunta and Martin T. Meehan (the “Nominees”). The Nominees were recommended by the Independent Trustees.

Section 16 of the 1940 Act provides that vacancies on the Boards of Trustees may be filled only by a meeting of shareholders duly called for that purpose, unless at least two-thirds of the Trustees holding office immediately after the appointment were elected by the shareholders of the Trust. Because each of the Nominees was appointed by the Trustees rather than elected by shareholders, the operation of this provision could potentially restrict the ability of the Trustees to appoint new Trustees in the future unless the Nominees are elected by shareholders.

Each Fund is a series of one of the Trusts. Natixis Funds Trust I consists of seven separate series. Natixis Funds Trust II consists of twelve series. Natixis Funds Trust IV consists of one series and Gateway Trust consists of two series. Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust are sometimes referred to as the “Natixis Funds Trusts.” Loomis Sayles Funds I and Loomis Sayles Funds II each consist of ten separate series. Loomis Sayles Funds I and Loomis Sayles Funds II are sometimes referred to as the “Loomis Sayles Funds Trusts.” Hansberger International Series consists of two separate series.

Information About the Trustees.

The Board of Trustees of the Trusts (the “Board”) believes that the Nominees are qualified to continue to serve on the Board and that it is appropriate to nominate them for election by shareholders for the following reasons:

•

Charles D. Baker—Mr. Baker has experience as an executive in residence at General Catalyst Partners, a venture capital and growth equity firm, as President and Chief Executive Officer of Harvard Pilgrim Health Care, Inc. for 10 years and as President of Harvard Vanguard Medical Associates. Mr. Baker has also served 8 years in Massachusetts state government, serves on the boards of two business organizations and advises a number of privately held health care organizations. In addition, Mr. Baker served as a Trustee of each Trust from 2005 through 2009.

•

Edmond J. English—Mr. English has experience as Chief Executive Officer of Bob’s Discount Furniture and as the former President and Chief Executive Officer of TJX Companies, Inc. Mr. English also currently serves as Chairman of the Finance Committee on Northeastern University’s board of trustees.

•

David L. Giunta—Mr. Giunta has over 19 years of experience in the mutual fund industry and significant executive experience, including roles as President and Chief Executive Officer of Natixis Global Asset Management-U.S. Distribution, and various executive roles at Fidelity Investments including with Fidelity Charitable Services, Fidelity Personal Investments and Brokerage Group, Fidelity’s Eastern Region Investor Centers, Fidelity’s Private Wealth Management Products & Services Group and Fidelity Managed Money Group for Personal Investments.

•

Martin T. Meehan—Mr. Meehan has experience as Chancellor and a faculty member of the University of Massachusetts Lowell, served in the U.S. House of Representatives for 14 years, and served as First Assistant District Attorney of Middlesex County and the Massachusetts Deputy Secretary of State for Securities and Corporations. Mr. Meehan also has experience on the boards of two business organizations.

The following table provides information about the Trustees, including the Nominees, including information about their principal occupations during the past five years, information about other directorships held at public companies or investment companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. For the purposes of this table and this Proxy Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act, of the relevant Trust, and the term “Interested Trustee” means those Trustees who are “interested persons” of the relevant Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. As noted above, Mr. Cain is listed as an Independent Trustee but is considered to be an “interested person” of Natixis Funds Trust II.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Charles D. Baker (1956)

Trustee/Nominee

From 2005 to 2009 and since 2011 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II; and from 2007 to 2009 and since 2011 for Gateway Trust and Hansberger International Series

Contract Review and Governance Committee Member

		Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 Director, Athenahealth, Inc. (software company)	Significant experience on the Board; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Daniel M. Cain[3] (1945)

Interested Trustee of Natixis Funds Trust II

Independent Trustee of Natixis Funds Trust I, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Since 1996 for Natixis Funds Trust I and Natixis Funds Trust II; since 2000 for Natixis Funds Trust IV; since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust and Hansberger International Series

Chairman of the Contract Review and Governance Committee

Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant
experience on
the Board and
on the board
of other
business
organizations
(including at a
health care
organization);
experience in
the financial
industry
(including
roles as
chairman and
former chief
executive
officer of an
investment
banking firm)
Kenneth A. Drucker (1945)

Trustee

Since 2008 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Chairman of the Audit Committee

Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant
experience on
the Board and
on the board
of other
business
organizations
(including at
investment
companies);
executive
experience
(including as
treasurer of an
aerospace,
automotive,
and metal
manufacturing
corporation)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Edmond J. English[4] (1953)

Trustee/Nominee

Since 2013 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Contract Review and Governance Committee

Member

		Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Formerly, Director, BJ’s Wholesale Club (retail); formerly, Director, Citizens Financial Group (bank)	Significant experience on the board of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)
Wendell J. Knox (1948)

Trustee

Since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Audit Committee

Member

Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant
experience
on the Board
and on the
board of
other
business
organizations
(including
at a
commercial
bank and at a
property and
casualty
insurance
firm);
executive
experience
(including
roles as
president and
chief
executive
officer of a
consulting
company)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan[5] (1956)

Trustee/Nominee

Since 2012 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Contract Review and Governance Committee Member

Chancellor and faculty member, University of Massachusetts Lowell	44 Director, Lowell Cooperative Bank (commercial bank); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)	Experience as
Chancellor of the
University of
Massachusetts
Lowell;
experience on
the board of
other business
organizations;
government
experience
(including as a
member of the
U.S. House of
Representatives);
academic
experience
Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee

Since 1982 for Natixis Funds Trust I (including its predecessors); since 1993 for Natixis Funds Trust II; since 2000 for Natixis Funds Trust IV; since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust and Hansberger International Series

Ex officio member of the Audit Committee and Contract Review and Governance Committee

President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant
experience on
the Board and on
the board of
other business
organizations
(including at an
international
power company
and a specialty
chemicals
corporation);
executive
experience
(including at a
management
consulting
company)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Erik R. Sirri (1958)

Trustee

Since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Audit Committee

Member

		Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)

Trustee

Since 2009 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

Contract Review and Governance Committee

Member

		Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)
Cynthia L. Walker (1956)

Trustee

Since 2005 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I and Loomis Sayles Funds II; and since 2007 for Gateway Trust and Hansberger International Series

Audit Committee Member

		Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INTERESTED TRUSTEES
Robert J. Blanding[6] (1947) 555 California Street San Francisco, CA 94104

Trustee

Since 2003 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV; since 2002 for Loomis Sayles Funds I and Loomis Sayles Funds II; since 2007 for Gateway Trust and Hansberger International Series

President and Chief Executive Officer of Loomis Sayles Funds I since 2002

Chief Executive Officer of Loomis Sayles Funds II since 2002

		President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.
David L. Giunta[7] (1965)

Trustee/Nominee

Since 2011 for Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series

President and Chief Executive Officer of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Hansberger International Series and President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008

President
and Chief
Executive
Officer,
NGAM
Distribution
Corporation,
NGAM
Advisors,
L.P. and
NGAM
Distribution,
L.P.;
formerly
President,
Fidelity
Charitable
Gift Fund;
and
formerly,
Senior Vice
President,
Fidelity
Brokerage
		Company	44 None	Experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
John T. Hailer[8] (1960)

Trustee

Since 2000 for Natixis Funds Trust I, Natixis Funds Trust II and Natixis Funds Trust IV; since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II; since 2007 for Gateway Trust and Hansberger International Series

		President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each Trustee serves until retirement, resignation or removal from the Boards. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The Trustees serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).

[3]

Mr. Cain is deemed an “interested person” of Natixis Funds Trust II because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II.

[4]	Mr. English was appointed as a trustee effective January 1, 2013.
[5]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[6]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[7]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors. and NGAM Distribution, L.P.

[8]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Each Trustee serves until retirement, resignation or removal from the Board of Trustees. If a vacancy exists for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees unless, as in the current situation, the Trustees believe it would be appropriate to hold such a meeting.

The Board of Trustees of the Trusts is currently composed of three Interested and ten Independent Trustees (except in the case of the Board of Trustees of Natixis Funds Trust II, which is composed of four Interested and nine Independent Trustees). The total number of meetings of the Board of Trustees for each Trust’s last fiscal year is listed in the following table. For each Trust, all the current Trustees who served on the Board during the entirety of each Trust’s last fiscal year (except John T. Hailer) attended at least 75% of the Board and relevant committee meetings held during each Trust’s last fiscal year.

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II** Gateway Trust*** Hansberger International Series	December 31, 2012	7

Natixis Funds Trust IV	January 31, 2012	7

Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2012	7

*	Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	ASG Growth Markets Fund, Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II, have a fiscal year end of November 30, which is different from the other Funds in the Trust.
***	Gateway International Fund, a series of Gateway Trust, has a fiscal year end of November 30, which is different from the other Fund in the Trust.

Information About the Officers.

The table below provides certain information about the officers of the Trusts, including their ages, positions, terms of office and length of time served, and principal occupations during the past five years. Except as noted, the business address of each officer is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]
OFFICERS OF THE TRUST
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.
Ronald Holt (1968)	Executive Vice President of Hansberger International Series	Since September 2007	President and Chief Executive Officer, January 2007 to present, and Managing Director of Research, 2003-2007, Hansberger Global Investors, Inc.
Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]
Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with each of the Trusts. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Mr. Holt is not an officer of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

Leadership and Structure of the Board.

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board currently consists of thirteen Trustees, ten of whom are Independent Trustees (except in the case of the Board of Trustees of Natixis Funds Trust II, nine of whom are Independent Trustees). The Trustees have delegated significant oversight authority to the two standing committees of each Trust, the Audit Committee and the Contract Review and Governance Committee. These committees meet separately and, at times, jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board reviews its governance structure. The Board of Trustees believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or Board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.

Standing Board Committees.

The Contract Review and Governance Committee of the Trusts consists solely of Trustees who are not employees, officers or directors of NGAM Advisors, NGAM Distribution or their affiliates and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between Fund advisers and each Trust, and governance matters relating to the Trusts. The Contract Review and Governance Committee also makes recommendations for

Independent Trustee membership to each Board when necessary and considers recommendations from shareholders of the Funds.

The total number of meetings of the Contract Review and Governance Committee for each Trust’s last fiscal year is listed in the following table:

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II** Gateway Trust*** Hansberger International Series	December 31, 2012	5

Natixis Funds Trust IV	January 31, 2012	5

Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2012	5

*	Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	ASG Growth Markets Fund, Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II, have a fiscal year end of November 30, which is different from the other Funds in the Trust.
***	Gateway International Fund, a series of Gateway Trust, has a fiscal year end of November 30, which is different from the other Fund in the Trust.

The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with the Funds’ stated investment objectives and policies, and Securities and Exchange Commission (“SEC”) regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by the Funds regarding their accounting and internal accounting controls and the confidential, anonymous submission by officers of the Funds or employees of certain service providers of concerns related to such matters.

The total number of meetings of the Audit Committee for each Trust’s last fiscal year is listed in the following table:

Trust	Fiscal Year Ended	Number of Meetings
Natixis Funds Trust I* Natixis Funds Trust II** Gateway Trust*** Hansberger International Series	December 31, 2012	4

Natixis Funds Trust IV	January 31, 2012	4

Loomis Sayles Funds I Loomis Sayles Funds II	September 30, 2012	4

*	Loomis Sayles Core Plus Bond Fund, a series of Natixis Funds Trust I, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	ASG Growth Markets Fund, Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II, have a fiscal year end of November 30, which is different from the other Funds in the Trust.
***	Gateway International Fund, a series of Gateway Trust, has a fiscal year end of November 30, which is different from the other Fund in the Trust.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker – Chairman	Daniel M. Cain – Chairman
Wendell J. Knox	Charles D. Baker
Erik R. Sirri	Edmond J. English
Cynthia L. Walker	Martin T. Meehan
Peter J. Smail

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at NGAM Advisors and NGAM Distribution which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, subadvisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees.

The following tables set forth the dollar range of shares of each Trust beneficially owned by each Trustee in (i) each Fund and (ii) all of the Funds in the Trusts, as of December 31, 2012.

Dollar Range of Equity Securities Owned by Each Trustee*
Name of Fund	Charles D. Baker	Daniel M. Cain**	Kenneth A. Drucker	Edmond J. English****	Wendell J. Knox**
AEW Real Estate Fund	A	A	A	A	E
ASG Diversifying Strategies Fund	A	A	A	A	A
ASG Global Alternatives Fund	A	A	A	A	A
ASG Growth Markets Fund	A	A	A	A	A

Dollar Range of Equity Securities Owned by Each Trustee*
Name of Fund	Charles D. Baker	Daniel M. Cain**	Kenneth A. Drucker	Edmond J. English****	Wendell J. Knox**
ASG Managed Futures Strategy Fund	A	A	A	A	A
CGM Advisor Targeted Equity Fund	A	A	C	A	E
Gateway Fund	A	A	E	A	A
Gateway International Fund†	A	A	A	A	A
Hansberger International Fund	A	E	A	A	A
Hansberger International Growth Fund	A	A	A	A	A
Hansberger International Value Fund	A	A	A	A	A
Harris Associates Large Cap Value Fund	A	A	A	A	A
Loomis Sayles Bond Fund	A	A	A	A	A
Loomis Sayles Capital Income Fund†	A	A	A	A	A
Loomis Sayles Core Plus Bond Fund	A	A	A	A	A
Loomis Sayles Fixed Income Fund	A	A	A	A	A
Loomis Sayles Global Bond Fund	A	A	A	A	A
Loomis Sayles Global Equity and Income Fund	A	E	A	A	E
Loomis Sayles Growth Fund	A	A	A	A	A
Loomis Sayles High Income Fund	A	A	A	A	A
Loomis Sayles High Income Opportunities Fund	A	A	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A	A	A
Loomis Sayles Institutional High Income Fund	A	A	A	A	A
Loomis Sayles Intermediate Duration Bond Fund	A	A	A	A	A
Loomis Sayles International Bond Fund	A	A	A	A	A
Loomis Sayles Investment Grade Bond Fund	A	A	A	E	A

Dollar Range of Equity Securities Owned by Each Trustee*
Name of Fund	Charles D. Baker	Daniel M. Cain**	Kenneth A. Drucker	Edmond J. English****	Wendell J. Knox**
Loomis Sayles Investment Grade Fixed Income Fund	A	A	A	A	A
Loomis Sayles Limited Term Government and Agency Fund	A	A	A	A	A
Loomis Sayles Mid Cap Growth	A	A	C	A	A
Loomis Sayles Multi-Asset Real Return Fund	A	A	A	A	A
Loomis Sayles Securitized Asset Fund	A	A	A	A	A
Loomis Sayles Senior Floating Rate and Fixed Income Fund	A	A	A	A	A
Loomis Sayles Small Cap Growth Fund	A	A	A	A	A
Loomis Sayles Small Cap Value Fund	A	A	A	A	E
Loomis Sayles Strategic Alpha Fund (formerly Loomis Sayles Absolute Strategies Fund)	A	A	A	A	A
Loomis Sayles Strategic Income Fund	D	A	A	E	A
Loomis Sayles Value Fund	A	A	A	A	A
McDonnell Intermediate Municipal Bond Fund†	A	A	A	A	A
Natixis Diversified Income Fund	A	A	A	A	A
Natixis Oakmark International Fund	A	A	A	A	A
Natixis U.S. Multi-Cap Equity Fund	A	A	A	A	A
Vaughan Nelson Select Fund†	A	A	A	A	A
Vaughan Nelson Small Cap Value Fund	A	E	A	A	A
Vaughan Nelson Value Opportunity Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies	D	E	E	E	E

Dollar Range of Equity Securities Owned by Each Trustee*
Name of Fund	Martin T. Meehan***	Sandy O. Moose**	Erik R. Sirri**	Peter J. Smail	Cynthia L. Walker**
AEW Real Estate Fund	A	A	A	A	A
ASG Diversifying Strategies Fund	A	E	A	A	A
ASG Global Alternatives Fund	A	A	A	A	E
ASG Growth Markets Fund	A	A	A	A	A
ASG Managed Futures Strategy Fund	A	A	A	A	A
CGM Advisor Targeted Equity Fund	C	A	A	A	A
Gateway Fund	A	A	A	A	E
Gateway International Fund†	A	A	A	A	A
Hansberger International Fund	A	A	A	A	A
Hansberger International Growth Fund	A	A	A	A	A
Hansberger International Value Fund	A	A	A	A	A
Harris Associates Large Cap Value Fund	A	A	A	A	A
Loomis Sayles Bond Fund	A	E	A	E	A
Loomis Sayles Capital Income Fund†	A	A	A	A	A
Loomis Sayles Core Plus Bond Fund	A	A	A	A	A
Loomis Sayles Fixed Income Fund	A	A	E	A	A
Loomis Sayles Global Bond Fund	A	A	A	A	A
Loomis Sayles Global Equity and Income Fund	C	A	A	A	A
Loomis Sayles Growth Fund	A	A	A	A	A
Loomis Sayles High Income Fund	A	A	A	A	A
Loomis Sayles High Income Opportunities Fund	A	A	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A	A	A
Loomis Sayles Institutional High Income Fund	A	A	A	A	A
Loomis Sayles Intermediate Duration Bond Fund	A	A	A	A	A
Loomis Sayles International Bond Fund	A	A	A	A	A
Loomis Sayles Investment Grade Bond Fund	A	A	A	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	A	E	A	A
Loomis Sayles Limited Term Government and Agency Fund	A	A	A	A	A
Loomis Sayles Mid Cap Growth	A	A	A	A	A

Dollar Range of Equity Securities Owned by Each Trustee*
Name of Fund	Martin T. Meehan***	Sandy O. Moose**	Erik R. Sirri**	Peter J. Smail	Cynthia L. Walker**
Loomis Sayles Multi-Asset Real Return Fund	A	A	A	A	A
Loomis Sayles Securitized Asset Fund	A	A	A	A	A
Loomis Sayles Senior Floating Rate and Fixed Income Fund	A	A	A	A	A
Loomis Sayles Small Cap Growth Fund	A	A	A	A	A
Loomis Sayles Small Cap Value Fund	A	A	A	A	A
Loomis Sayles Strategic Alpha Fund (formerly Loomis Sayles Absolute Strategies Fund)	A	A	A	A	A
Loomis Sayles Strategic Income Fund	A	A	A	E	E
Loomis Sayles Value Fund	A	A	A	A	E
McDonnell Intermediate Municipal Bond Fund†	A	A	A	A	A
Natixis Diversified Income Fund	A	A	A	A	A
Natixis Oakmark International Fund	A	E	A	A	A
Natixis U.S. Multi-Cap Equity Fund	A	A	A	A	A
Vaughan Nelson Select Fund†	A	A	A	A	A
Vaughan Nelson Small Cap Value Fund	A	A	A	A	A
Vaughan Nelson Value Opportunity Fund	A	A	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies	C	E	E	E	E

Dollar Range of Equity Securities Owned by Each Trustee*
Name of Fund	Robert J. Blanding[1]	David L. Giunta[1]	John T. Hailer[1]
AEW Real Estate Fund	A	C	A
ASG Diversifying Strategies Fund	A	A	A
ASG Global Alternatives Fund	A	A	A
ASG Growth Markets Fund	A	A	A
ASG Managed Futures Strategy Fund	A	A	D
CGM Advisor Targeted Equity Fund	A	C	D
Gateway Fund	A	A	A
Gateway International Fund†	A	A	A
Hansberger International Fund	A	A	A

Dollar Range of Equity Securities Owned by Each Trustee*
Name of Fund	Robert J. Blanding[1]	David L. Giunta[1]	John T. Hailer[1]
Hansberger International Growth Fund	A	A	A
Hansberger International Value Fund	A	A	D
Harris Associates Large Cap Value Fund	A	A	E
Loomis Sayles Bond Fund	E	A	A
Loomis Sayles Capital Income Fund†	A	A	A
Loomis Sayles Core Plus Bond Fund	A	A	A
Loomis Sayles Fixed Income Fund	A	A	A
Loomis Sayles Global Bond Fund	A	A	A
Loomis Sayles Global Equity and Income Fund	A	A	A
Loomis Sayles Growth Fund	E	A	A
Loomis Sayles High Income Fund	A	A	A
Loomis Sayles High Income Opportunities Fund	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A
Loomis Sayles Institutional High Income Fund	E	A	A
Loomis Sayles Intermediate Duration Bond Fund	A	A	A
Loomis Sayles International Bond Fund	A	A	A
Loomis Sayles Investment Grade Bond Fund	A	A	A
Loomis Sayles Investment Grade Fixed Income Fund	A	A	A
Loomis Sayles Limited Term Government and Agency Fund	A	A	A
Loomis Sayles Mid Cap Growth	E	A	A
Loomis Sayles Multi-Asset Real Return Fund	A	A	A
Loomis Sayles Securitized Asset Fund	A	A	A
Loomis Sayles Senior Floating Rate and Fixed Income Fund	A	A	A
Loomis Sayles Small Cap Growth Fund	E	C	D
Loomis Sayles Small Cap Value Fund	E	A	E
Loomis Sayles Strategic Alpha Fund (formerly Loomis Sayles Absolute Strategies Fund)	A	A	A
Loomis Sayles Strategic Income Fund	E	A	D
Loomis Sayles Value Fund	E	A	A
McDonnell Intermediate Municipal Bond Fund†	A	A	A
Natixis Diversified Income Fund	A	A	A
Natixis Oakmark International Fund	A	A	A
Natixis U.S. Multi-Cap Equity Fund	A	A	A
Vaughan Nelson Select Fund†	A	A	A

Dollar Range of Equity Securities Owned by Each Trustee*
Name of Fund	Robert J. Blanding[1]	David L. Giunta[1]	John T. Hailer[1]
Vaughan Nelson Small Cap Value Fund	A	A	A
Vaughan Nelson Value Opportunity Fund	A	A	A
Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies	E	E	E

*	A. None
B. $1—10,000
C. $10,001—$50,000
D. $50,001—$100,000
E. over $100,000

**	Amounts include notional amounts held through the Trustees’ deferred compensation plan.
***	Mr. Meehan was appointed as a Trustee effective July 1, 2012.
****	Mr. English was appointed as a Trustee effective January 1, 2013.
†	Gateway International Fund, Loomis Sayles Capital Income Fund, McDonnell Intermediate Municipal Bond Fund and Vaughan Nelson Select Fund commenced operations on March 30, 2012, March 30, 2012, December 31, 2012 and June 29, 2012, respectively.
[1]	Messrs. Hailer, Giunta and Blanding are Interested Trustees.

To the knowledge of the Trusts, as of December 31, 2012, Independent Trustees and Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

The Trusts pay no compensation to their officers or to their Trustees who are employees, officers or directors of NGAM Advisors, NGAM Distribution or their affiliates.

Effective January 1, 2013, the Chairperson of the Board receives a retainer fee at the annual rate of $285,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, NGAM Distribution or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $115,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, NGAM Distribution or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee and Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically.

Prior to January 1, 2013, the Chairperson of the Board received a retainer fee at the annual rate of $265,000. Each Trustee who was not an employee, officer or director of NGAM Advisors, NGAM Distribution or their affiliates (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $95,000. Each Trustee who was not an employee, officer or director of NGAM Advisors, NGAM Distribution or their affiliates also received a meeting attendance fee of $10,000 for each meeting of the Board that he or she attended in person and $5,000 for each meeting of the Board that he or she attended telephonically. In addition, each committee chairman received an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member was compensated $6,000 for each Committee meeting that he or she attended in person and $3,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member was compensated $7,500 for each Committee meeting that he or she attended in person and $3,750 for each meeting he or she attended telephonically.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to Trustees, but have adopted a deferred compensation plan under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees. The tables showing the Trustees’ compensation are attached as Appendix C to this Proxy Statement.

Independent Registered Public Accounting Firm.

At the regular meeting of the Boards of Trustees on November 16, 2012, PricewaterhouseCoopers LLP (“PwC”) was selected and approved by the Boards of Trustees for the series of Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis Funds Trust I with the fiscal year ending September 30, 2013, for the series of Natixis Funds Trust II with the fiscal year ending November 30, 2013 and for the McDonnell Intermediate Municipal Bond Fund, a newly organized series of Natixis Funds Trust II, with the fiscal year ending December 31, 2012 to serve as the independent registered public accounting firm. At the regular meeting of the Boards of Trustees on March 9, 2012, PwC was selected and approved by the Boards of Trustees of Natixis Funds Trust I and Natixis Funds Trust II (except with respect to the series mentioned above), Gateway Trust and Hansberger International Series to serve as the independent registered public accounting firm for such Funds for the fiscal year ending December 31, 2012 and for the Gateway International Fund, a newly organized series of the Gateway Trust with the fiscal year ending November 30, 2012, and by the Board of Trustees of Natixis Funds Trust IV for AEW Real Estate Fund for the fiscal year ending January 31, 2013. If requested by any Shareholder at a reasonable time before the Meeting, a representative of PwC will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. PwC is located at 125 High Street, Boston, MA 02110.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Trusts in each of the last two fiscal years.

Trust and Fiscal Year Ended	Audit Fees[1]	Audit-Related Fees [2]	Tax Fees[3]	All Other Fees[4]
Natixis Funds Trust I*
September 30, 2012	$40,473	$126	$7,560	$—
September 30, 2011	$39,790	$201	$7,450	$—
Natixis Funds Trust I*
December 31, 2012	$232,539	$287	$68,620	$—
December 31, 2011	$298,280	$2,888	$67,600	$—
Natixis Funds Trust II**
November 30, 2012	$187,075	$12	$58,140	$—
November 30, 2011	$88,300	$—	$14,370	$—
Natixis Funds Trust II**
December 31, 2012	$330,445	$619	$88,950	$—
December 31, 2011	$356,700	$222	$87,630	$—
Natixis Funds Trust IV
January 31, 2012	$44,690	$50	$14,570	$—
January 31, 2011	$43,990	$100	$14,376	$—
Gateway Trust***
November 30, 2012	$38,000	$—	$9,000	$—
November 30, 2011	$—	$—	$—	$—
Gateway Trust***
December 31, 2012	$57,044	$990	$8,240	$—
December 31, 2011	$56,800	$977	$8,120	$—
Hansberger International Series
December 31, 2012	$85,504	$117	$22,740	$—
December 31, 2011	$127,800	$142	$22,410	$—

Trust and Fiscal Year Ended	Audit Fees[1]	Audit-Related Fees [2]	Tax Fees[3]	All Other Fees[4]
Loomis Sayles Funds I
September 30, 2012	$356,244	$4,637	$76,010	$—
September 30, 2011	$348,710	$13,093	$74,890	$—
Loomis Sayles Funds II
September 30, 2012	$384,464	$4,846	$83,360	$18,578
September 30, 2011	$378,470	$13,432	$97,230	$30,422

[1]

Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

[2]

Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

[3]

Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

[4]	All Other Fees: Fees for products and services provided by the auditor other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
*	One series of Natixis Funds Trust I, Loomis Sayles Core Plus Bond Fund, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	Four series of Natixis Funds Trust II, ASG Growth Markets Fund, Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund, have a fiscal year end of November 30, which is different from the other Funds in the Trust.
***	One series of Gateway Trust, Gateway International Fund, has a fiscal year end of November 30, which is different from the other Fund in the Trust.

On an annual basis, the Treasurer of the Funds submits to the Audit Committee information on the audit, audit-related, tax and other non-audit services to be rendered to the Funds that require pre-approval by the Audit Committee. This information provides a description of each type of service that is expected to require pre-approval, the maximum fees that can be paid for each service without further approval and the rationale for engaging the independent auditor to perform each service. The Audit Committee reviews and approves these services and reviews the projected fees for the next calendar year.

A report is provided to the Audit Committee at regularly scheduled, quarterly Audit Committee meetings containing a summary of the services provided during the prior quarter and the level of fees associated with those services. Any subsequent revisions to already pre-approved services or fees (including fee increases) are also presented for consideration at the quarterly meetings as needed. If, subsequent to the annual pre-approval of services by the Audit Committee, the Funds or one of their affiliates determine that they would like to engage the Funds’ independent auditors to perform a service not already pre-approved, the Funds or such affiliate submits a request to the Treasurer. If the Treasurer determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), the Treasurer will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

If, in the opinion of the Treasurer of the Funds, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, the Treasurer shall submit a written summary of the proposed engagement to all members of the Audit Committee outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the independent auditor to perform the services. Pursuant to procedures approved by the Board, to the extent the proposed engagement involves audit, audit-related or tax services, any one individual member of the Audit Committee who is an Independent Trustee is authorized under these procedures to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit, audit-related or tax services, the approval of a majority of the Audit Committee is required to pre-approve the engagement. The Treasurer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. An independent auditor must not commence the engagement under consideration until the Treasurer has indicated that the requisite approval has been obtained. The member of the Audit Committee who pre-approves any engagements between regularly scheduled Audit Committee meetings must report, for informational purposes only, any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. The percentage of “Audit-Related Fees,” “Tax Fees” and “All Other Fees” set forth in the table above that were approved pursuant to 17 C.F.R. 210.2-01(c)(7)(i)(C) was zero.

The following table sets forth the aggregate fees billed for non-audit services rendered by PwC to each Trust and to their respective investment advisers (including the subadvisers who are affiliates of NGAM Advisors) and any other entity controlling, controlled by or under common control with an investment adviser that provides services to a Trust during each of the last two fiscal years.

Trust and Fiscal Year Ended	Non-Audit Fees
Natixis Funds Trust I*
September 30, 2012	$95,344
September 30, 2011	$64,240
Natixis Funds Trust I*
December 31, 2012	$390,135
December 31, 2011	$361,737

Trust and Fiscal Year Ended	Non-Audit Fees
Natixis Funds Trust II**
November 30, 2012	$135,486
November 30, 2011	$85,026
Natixis Funds Trust II**
December 31, 2012	$269,029
December 31, 2011	$232,922
Natixis Funds Trust IV
January 31, 2012	$141,620
January 31, 2011	$97,676
Gateway Trust***
November 30, 2012	$41,000
November 30, 2011	$57,000
Gateway Trust***
December 31, 2012	$41,230
December 31, 2011	$66,097
Hansberger International Series
December 31, 2012	$103,457
December 31, 2011	$144,773
Loomis Sayles Funds I
September 30, 2012	$168,305
September 30, 2011	$144,572
Loomis Sayles Funds II
September 30, 2012	$194,442
September 30, 2011	$197,673

*	One series of Natixis Funds Trust I, Loomis Sayles Core Plus Bond Fund, has a fiscal year end of September 30, which is different from the other Funds in the Trust.
**	Four series of Natixis Funds Trust II, ASG Growth markets Funds, Loomis Sayles Capital Income Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund have a fiscal year end of November 30, which is different from the other Funds in the Trust.
***	One series of Gateway Trust, Gateway International Fund, has a fiscal year end of November 30, which is different from the other Fund in the Trust.

In approving the selection of PwC, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund’s auditors, whether PwC’s provision of the non-audit services covered in the table above under “Non-Audit Fees” to the Funds, the investment advisers and certain related other parties are compatible with maintaining the independence of PwC as the Funds’ principal accountants.

Nomination and Election of Trustees By Shareholders.

The Agreement and Declaration of Trust of each Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) each Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. As mentioned above under “Standing Board Committees,” the duties of each Trust’s Contract Review and Governance Committee include the consideration and recommendation to the Independent Trustees and the Full Board of candidates for election as Independent Trustees. This Committee will consider recommendations from shareholders that comply with the requirements discussed above. The charter of the Contract Review and Governance Committee is attached as Appendix A to this Proxy Statement.

The Committee will, when a vacancy on the Board of the Trusts exists or is anticipated, consider any candidate for Independent Trustee recommended by a shareholder of the Fund that is submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Coleen Downs Dinneen, Secretary, NGAM Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Trust(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date, if any, specified for receipt of shareholder proposals in any applicable proxy statement or shareholder report with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Committee has not established specific, minimum qualifications that must be met by an individual to be recommended by the Committee for nomination as an Independent Trustee. When nominating an individual to fill a vacancy on a Fund’s Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Funds, Funds counsel, and counsel to the Trustees, as well as shareholders of the Funds in accordance with the procedures described above. In evaluating nominees for a position on the Board, the Committee may consider a variety of factors, including (i) the nominee’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the nominees it concludes are the most qualified candidates. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board’s attention in some other manner.

The Committee believes that Trustees should be chosen to reflect a diversity of viewpoints. Although the Committee has not adopted a particular definition of diversity nor a diversity policy, when considering a nominee for the Board of Trustees, the Committee generally considers the nominee’s professional experience, education, skills, life experiences and other individual qualities. The nomination and evaluative process used by the Committee is intended to result in a Board that is composed of individuals who can fairly represent the interests and concerns of Fund shareholders.

Shareholder Communications with the Boards.

Shareholders may mail written communications to the Boards of Trustees, addressed as follows:

To the Attention of the Board of Trustees

c/o Coleen Downs Dinneen, Secretary

NGAM Advisors, L.P.

399 Boylston Street, Boston, Massachusetts 02116

A shareholder’s written communication must (i) be signed by the shareholder, (ii) include the shareholder’s name and address, (iii) identify the Fund(s) to which it relates and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. Shareholders may also email communications to the Board of Trustees to secretaryofthefunds@ngam.natixis.com, provided, however, that communications regarding recommendations for Trustee candidates may not be submitted by email and must instead be submitted as described above.

The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, the Secretary shall either (i) provide a copy of each properly submitted shareholder communications to the appropriate Committee of the Board, as determined by the Secretary, at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Board Committee promptly after receipt; in either case, the Secretary may also provide, in addition to such shareholder communication, a proposed response to such communication. Except with respect to shareholder recommendations regarding candidates to the Board, the Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent (for example, an employee of the Fund’s investment adviser, administrator, custodian, distributor and transfer agent) of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal (i.e., shareholder proxy proposals).

The Trustees unanimously recommend that shareholders vote FOR each Nominee.

Important Notice Regarding Delivery of Shareholder Documents

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from the Funds, we will mail only a single copy of prospectuses, proxy statements, Notice of Internet Availability of Proxy Materials and financial reports to your household when more than one family member owns the same fund or funds. Additional copies may be obtained by calling 800-225-5478.

This program will be in effect until you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each member of your household in the future, please call us and we will resume separate mailings within 30 days of your request.

II. OTHER INFORMATION

Investment Advisers and Subadvisers.

The following table lists each Fund’s investment adviser and, where applicable, subadviser(s). Information about the advisers and subadvisers is provided after the table.

Trust	Fund	Adviser	Subadviser(s)
Natixis Funds Trust I	CGM Advisor Targeted Equity Fund	Capital Growth Management Limited Partnership	N/A
Natixis Funds Trust I	Hansberger International Fund	NGAM Advisors	Hansberger Global Investors, Inc.
Natixis Funds Trust I	Loomis Sayles Core Plus Bond Fund	Loomis Sayles	N/A
Natixis Funds Trust I	Natixis Diversified Income Fund	NGAM Advisors	AEW Capital Management, L.P. Loomis Sayles
Natixis Funds Trust I	Natixis Oakmark International Fund	NGAM Advisors	Harris Associates L.P.
Natixis Funds Trust I	Natixis U.S. Multi-Cap Equity Fund	NGAM Advisors	Harris Associates L.P. Loomis Sayles
Natixis Funds Trust I	Vaughan Nelson Small Cap Value Fund	NGAM Advisors	Vaughan Nelson Investment Management, L.P.
Natixis Funds Trust II	ASG Diversifying Strategies Fund	AlphaSimplex Group, LLC	Reich & Tang Asset Management, LLC
Natixis Funds Trust II	ASG Global Alternatives Fund	AlphaSimplex Group, LLC	Reich & Tang Asset Management, LLC
Natixis Funds Trust II	ASG Growth Markets Fund	AlphaSimplex Group, LLC	Reich & Tang Asset Management, LLC Westpeak Global Advisors, LLC
Natixis Funds Trust II	ASG Managed Futures Strategy Fund	AlphaSimplex Group, LLC	Reich & Tang Asset Management, LLC
Natixis Funds Trust II	Harris Associates Large Cap Value Fund	NGAM Advisors	Harris Associates L.P.
Natixis Funds Trust II	Loomis Sayles Capital Income Fund	Loomis Sayles	N/A
Natixis Funds Trust II	Loomis Sayles Multi-Asset Real Return Fund	Loomis Sayles	N/A
Natixis Funds Trust II	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Loomis Sayles	N/A

Trust	Fund	Adviser	Subadviser(s)
Natixis Funds Trust II	Loomis Sayles Strategic Alpha Fund (formerly Loomis Sayles Absolute Strategies Fund)	Loomis Sayles	N/A
Natixis Funds Trust II	McDonnell Intermediate Municipal Bond Fund	NGAM Advisors	McDonnell Investment Management, LLC
Natixis Funds Trust II	Vaughan Nelson Select Fund	NGAM Advisors	Vaughan Nelson Investment Management, L.P.
Natixis Funds Trust II	Vaughan Nelson Value Opportunity Fund	NGAM Advisors	Vaughan Nelson Investment Management, L.P.
Natixis Funds Trust IV	AEW Real Estate Fund	AEW Capital Management, L.P.	N/A
Gateway Trust	Gateway Fund	Gateway Investment Advisers, LLC	N/A
Gateway Trust	Gateway International Fund	Gateway Investment Advisers, LLC	N/A
Hansberger International Series	Hansberger International Growth Fund	Hansberger Global Investors, Inc.	N/A
Hansberger International Series	Hansberger International Value Fund	Hansberger Global Investors, Inc.	N/A
Loomis Sayles Funds I	Loomis Sayles Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Fixed Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Global Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles High Income Opportunities Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Institutional High Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Intermediate Duration Bond Fund	Loomis Sayles	N/A

Trust	Fund	Adviser	Subadviser(s)
Loomis Sayles Funds I	Loomis Sayles Investment Grade Fixed Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Securitized Asset Fund	Loomis Sayles	N/A
Loomis Sayles Funds I	Loomis Sayles Small Cap Value Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Global Equity and Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Growth Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles High Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles International Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Investment Grade Bond Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Limited Term Government and Agency Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Mid Cap Growth	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Small Cap Growth Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Strategic Income Fund	Loomis Sayles	N/A
Loomis Sayles Funds II	Loomis Sayles Value Fund	Loomis Sayles	N/A

NGAM Advisors is located at 399 Boylston Street, Boston, Massachusetts 02116.

Loomis, Sayles & Company, L.P. is located at One Financial Center, Boston, Massachusetts 02111.

AEW Capital Management, L.P. is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.

AlphaSimplex Group LLC is located at One Cambridge Center, Cambridge, Massachusetts 02142.

Capital Growth Management Limited Partnership is located at One International Place, Boston, Massachusetts 02110.

Gateway Investment Advisers, LLC is located at 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202.

Hansberger Global Investors, Inc. is located at 401 Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301.

Harris Associates L.P. is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

McDonnell Investment Management, LLC is located at 1515 West 22nd Street, 11th Floor, Oak Brook, Illinois 60523.

Reich & Tang Asset Management, LLC is located at 600 Fifth Avenue, New York, New York 10020.

Vaughan Nelson Investment Management, L.P. is located at 600 Travis, Suite 6300, Houston, Texas 77002.

Westpeak Global Advisors, LLC is located at 1470 Walnut Street, Boulder, Colorado 80302.

Principal Underwriter.

NGAM Distribution, L.P., located at 399 Boylston Street, Boston, Massachusetts 02116, is the principal underwriter for the Funds.

Administrator and Advisory Administrator.

NGAM Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as administrator for the Funds. NGAM Advisors also serves as advisory administrator to the Loomis Sayles Core Plus Bond Fund.

Fund Annual and Semi-Annual Reports.

Except as stated otherwise, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Hansberger International Series and the Loomis Sayles Funds have previously sent their Annual and Semi-Annual Reports to their shareholders. You can obtain a copy of these Reports without charge by writing to NGAM Distribution, L.P., 399 Boylston Street, Boston, MA 02116 or by calling 1-800-225-5478. In addition, the Funds’ Annual and Semi-Annual Reports are available on the Funds’ websites, www.ngam.natixis.com/funddocuments for the Natixis Funds, www.loomissayles.com/prospectus for the Loomis Sayles Funds and www.hansberger.com/mutual_funds/fund_reports.html for Hansberger International Series.

Certain Purchases and Sales of Securities.

There were no purchases or sales by any of the Nominees of any securities in excess of 1% of any class of outstanding securities of any adviser, any subadviser, or any of their parents or subsidiaries since the beginning of each Fund’s most recently completed fiscal year.

Certain Relationships and Interests of Trustees and Officers.

No Trustees, Nominee, or officers, nor any associate of any of the foregoing, have any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon, other than elections to office.

Outstanding Shares and Significant Shareholders.

Shareholders of record at the close of business on December 21, 2012 are entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Appendix B to this Proxy Statement lists for each Fund the total number of shares outstanding as of December 21, 2012 for each class of the Fund’s shares. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Appendix B also identifies holders, as of December 21, 2012, of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds as of December 21, 2012.

Information About Proxies and the Conduct of the Meeting.

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trusts or by employees or agents of NGAM Advisors, Loomis Sayles, Hansberger Global Investors, Inc. or their respective affiliates. In addition, Boston Financial Data Services, Inc. has been engaged to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation, at an estimated cost of approximately $100,000.

Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies and printing and mailing this proxy statement to shareholders, will be paid by the Trusts.

Voting and Tabulation of Proxies. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given,

the proxy will be voted in favor of all of the Nominees for election as Trustees of the Trust. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy card and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal, including all of the Nominees for election as Trustees. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above) or (iii) by attending the Meeting, requesting the return of any previously delivered proxy and voting in person. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the “Tellers”). For Proposal 1, the election of Trustees, thirty percent of the shares of any Trust outstanding on the record date, present in person or represented by proxy, constitute quorums for the transaction of business by the shareholders of that Trust at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and “broker non-votes,” as shares that are present and entitled to vote. These shares will have no effect on whether Proposal 1 is approved. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Votes on Proposal 1 (Election of Trustees) will be tabulated on a Trust basis, such that shareholders of the Funds within each Trust will vote together as a single class to elect the Board of Trustees of that Trust. For a Trust, the approval of a Nominee is not contingent upon approval of any other Nominee. Similarly, the outcome of the vote for one Trust will not affect the outcome of any other Trust.

Required Vote. The election of Messrs. Baker, English, Giunta and Meehan will require the affirmative vote of a plurality of the votes cast at the Meeting (each Trust voting separately and all Funds of each Trust voting together as a single class) present at the Meeting in person or by proxy, assuming a quorum is present. If the required vote for a Nominee is not obtained for any Trust, the Trustees will consider what other actions, if any, to take in the best interests of that Trust.

Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of any proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned or postponed one or more times as to that Trust in order to permit further solicitation of proxies for any such proposal(s). Any adjournment requires the affirmative vote of a majority of the votes properly cast on the question, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any Nominee that has not been elected. They will vote against any such adjournment any proxy that withholds authority to with respect to each Nominee. They will not vote any proxy that directs them to abstain from voting on any proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of the Trustees of the Trusts. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Trust or a Fund must be received by the Trust or the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

Appendix A

Contract Review & Governance Committee

Of

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust IV

Loomis Sayles Funds I

Loomis Sayles Funds II

Gateway Trust

Hansberger International Series

CHARTER

1)	The Contract Review & Governance Committee (the “Committee”) of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Loomis Sayles Funds II, Gateway Trust and Hansberger International Series (the “Trusts”) shall be composed entirely of trustees who are not employees, officers or directors of NGAM Advisors, L.P., NGAM Distribution, L.P., or their affiliates.

2)	The purposes of the Committee are:

a)	Contract Review Matters:

i)	To request and evaluate such information as may reasonably be necessary to evaluate the terms of the advisory agreements, subadvisory agreements, distribution agreements and related distribution plans pursuant to Rule 12b-1 relating to the funds in each Trust on an annual basis and as needed throughout the year;

ii)	To monitor the performance of the advisers and oversee the performance of the subadvisers to the funds in each Trust on a quarterly and annual basis, and as needed throughout the year;

iii)	To hold scheduled meetings on a regular basis in order to conduct such Committee business and report to the full Board of Trustees at their next regularly scheduled meeting or sooner; and

iv)	To submit minutes of such meetings to the full Board on a regular basis.

b)	Governance Matters:

Except as the Board may otherwise determine the Committee shall:

i)	Make and consider nominations for independent trustee membership on the Board of Trustees when necessary, pursuant to the procedures set forth in Appendix A hereto;

ii)	At least annually, review board governance practices and procedures and shall recommend any appropriate changes to the full board;

iii)	Review the composition of the board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the board;

iv)	Review trustee compensation annually and shall recommend any appropriate changes to the independent trustees;

v)	Review committee assignments on an annual basis; and

vi)	Review as necessary the responsibilities of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full board.

3)	Other Powers and Responsibilities:

a)	The Committee shall monitor the performance of legal counsel employed by the Trusts and the independent trustees, and shall be responsible for the supervision of counsel for the independent trustees;

b)	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Trust;

c)	When appropriate the Committee shall review potential conflict of interest situations; and

d)	The Committee shall review this charter at least annually and recommend any changes to the full board.

The recurring agenda items for the Committee are updated annually and posted on Boardwalk in the Standard Reference section.

Appendix A – Procedures with Respect to Nominees to the Board

I.

Identification of Candidates. When a vacancy on the Board of the Trusts exists or is anticipated, the Committee may make nominations for Trustee membership. When nominating an individual to fill a vacancy on the Trust’s Board, the Committee may seek referrals from a variety of sources, including current Trustees, management of the Funds, Funds counsel and counsel to the Independent Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. The Committee has not established specific, minimum qualifications that must be met by an individual in order for such person to be considered by the Committee for nomination as an Independent Trustee. The Committee, however, believes that the Board of Trustees as a whole should reflect diversity, and will generally consider each nominee’s professional experience, education, skills, life experiences and other individual qualities.

II.	Shareholder Candidates. Except as provided below, the Committee also shall consider any candidate for Independent Trustee recommended by a shareholder of a Trust if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate’s qualifications, and the recommendation is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Board of Trustees, c/o Secretary of the Trust. Such requirements may be contained in a Trust’s Declaration of Trust or Bylaws. In such case, any shareholder nominations must meet such requirements in order to be considered. A recommendation from a shareholder shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

III.	Evaluation of Candidates. In evaluating nominees for a position on the Board, the Committee may consider any factors it deems appropriate, including, without limitation, (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. Any individuals recommended by shareholders will be evaluated in the same manner as individuals brought to the Board’s attention in some other manner.

Appendix B

For each class of the Fund’s shares entitled to vote at the Meeting, the number of shares outstanding and the number of votes to which each class is entitled as of December 21, 2012 was as follows:

	Class A	Class B	Class C	Class Y
Natixis Funds Trust I
CGM Advisor Targeted Equity Fund	41,048,845.795	358,952.908	3,726,295.965	4,547,121.180
Hansberger International Fund	3,551,540.114	139,149.407	508,165.110	249,115.590
Loomis Sayles Core Plus Bond Fund	41,352,357.067	154,260.754	22,469,968.708	55,446,686.587
Natixis Diversified Income Fund	6,658,762.999	N/A	4,214,761.249	85.673
Natixis Oakmark International Fund	3,059,994.664	N/A	2,970,347.969	N/A
Natixis U.S. Multi-Cap Equity Fund	11,075,188.027	512,240.806	1,389,473.237	384,366.269
Vaughan Nelson Small Cap Value Fund	8,684,467.955	198,661.624	1,729,215.652	6,938,794.025
Natixis Funds Trust II
ASG Diversifying Strategies Fund	8,406,319.573	N/A	1,314,848.101	11,203,483.601
ASG Global Alternatives Fund	12,389,039.702	N/A	6,947,002.304	93,831,033.702
ASG Growth Markets Fund	50,185.627	N/A	3,969.807	2,597,385.110
ASG Managed Futures Strategy Fund	19,237,285.144	N/A	2,450,137.658	65,107,650.090
Harris Associates Large Cap Value Fund	7,047,477.180	145,574.865	409,006.444	719,779.229
Loomis Sayles Capital Income Fund	255,270.363	N/A	7,563.070	1,623,165.369
Loomis Sayles Multi-Asset Real Return Fund	146,955.746	N/A	6,576.344	2,510,403.039
Loomis Sayles Senior Floating Rate and Fixed Income Fund	9,470,553.130	N/A	2,372,202.388	5,640,279.446
Loomis Sayles Strategic Alpha Fund (formerly Loomis Sayles Absolute Strategies Fund)	7,825,867.423	N/A	6,620,998.806	47,919,488.665
McDonnell Intermediate Municipal Bond Fund	100.000	N/A	100.000	1,500,000.000
Vaughan Nelson Select Fund	76,039.287	N/A	15,269.123	994,841.633
Vaughan Nelson Value Opportunity Fund	1,811,565.964	N/A	203,103.164	10,417,851.369

	Class A	Class B	Class C	Class Y
Natixis Funds Trust IV
AEW Real Estate Fund	3,595,706.584	74,723.470	590,233.146	14,153,121.352
Gateway Trust
Gateway Fund	76,390,940.855	N/A	10,620,355.840	170,703,396.448
Gateway International Fund	559,311.918	N/A	35,936.948	2,158,990.466

	Institutional Class	Advisor Class
Hansberger International Series
Hansberger International Growth Fund	33,291,581.238	284,980.992
Hansberger International Value Fund	2,040,407.140	1,555,887.934

	Institutional Class	Retail Class	Admin Class
Loomis Sayles Funds I
Loomis Sayles Bond Fund	868,131,427.317	584,105,396.015	19,717,492.136
Loomis Sayles Fixed Income Fund	81,202,368.609	N/A	N/A
Loomis Sayles Global Bond Fund	98,899,682.768	57,630,532.162	N/A
Loomis Sayles High Income Opportunities Fund	6,566,970.013	N/A	N/A
Loomis Sayles Inflation Protected Securities Fund	2,022,722.252	580,388.946	N/A
Loomis Sayles Institutional High Income Fund	84,693,140.703	N/A	N/A
Loomis Sayles Intermediate Duration Bond Fund	6,958,271.776	641,335.033	N/A
Loomis Sayles Investment Grade Fixed Income Fund	58,434,796.871	N/A	N/A
Loomis Sayles Securitized Asset Fund	62,069,721.114	N/A	N/A
Loomis Sayles Small Cap Value Fund	19,361,060.923	11,575,108.192	2,227,269.861
Loomis Sayles Funds II
Loomis Sayles Small Cap Growth Fund	31,670,320.627	12,562,228.720	N/A

	Class A	Class B	Class C	Class Y	Admin Class
Loomis Sayles Funds II
Loomis Sayles Global Equity and Income Fund	13,017,084.831	N/A	16,232,160.833	29,072,999.008	N/A
Loomis Sayles Growth Fund	5,090,622.968	272,104.465	1,672,611.847	14,906,558.230	N/A

	Class A	Class B	Class C	Class Y	Admin Class
Loomis Sayles High Income Fund	15,661,691.958	116,597.700	3,658,213.807	28,645,713.325	N/A
Loomis Sayles International Bond Fund	1,193,616.712	N/A	448,447.821	347,108.644	N/A
Loomis Sayles Investment Grade Bond Fund	238,714,791.611	939,120.303	180,543,465.173	553,842,898.054	1,533,573.714
Loomis Sayles Limited Term Government and Agency Fund	31,404,391.693	686,435.197	6,843,833.700	21,159,440.617	N/A
Loomis Sayles Mid Cap Growth Fund	1,410,388.991	N/A	53,252.152	1,864,112.529	N/A
Loomis Sayles Strategic Income Fund	328,832,550.832	5,292,033.568	324,638,548.607	286,186,220.148	3,735,679.664
Loomis Sayles Value Fund	6,087,676.675	63,898.010	435,833.762	60,322,649.758	98.980

As of December 21, 2012, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund*:

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
NATIXIS FUNDS TRUST I
CGM Advisor Targeted Equity Fund
Class A	PERSHING LLC JERSEY CITY NJ 07399-0001	2,584,550.34	6.29%
Class B	PERSHING LLC JERSEY CITY NJ 07399-0001	19,827.30	5.52%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	18,428.64	5.13%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	1,292,746.37	34.67%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	861,630.05	23.11%
	UBS WM USA OMNI ACCOUNT M/F JERSEY CITY NJ 07310-2055	416,973.76	11.18%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	308,167.73	8.26%
Class Y	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	1,398,056.68	30.73%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	1,259,206.08	27.68%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	758,334.30	16.67%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	438,799.72	9.64%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	302,097.78	6.64%
Hansberger International Fund
Class A	PERSHING LLC JERSEY CITY NJ 07399-0001	470,688.56	13.25%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	263,828.42	7.43%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class B	PERSHING LLC JERSEY CITY NJ 07399-0001	8,708.49	6.25%
Class C	UBS WM USA JERSEY CITY NJ 07310-2055	95,247.54	18.73%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	66,286.87	13.03%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	49,433.38	9.72%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	42,084.59	8.27%
	PERSHING LLC JERSEY CITY NJ 07399-0001	39,322.05	7.73%
Loomis Sayles Core Plus Bond Fund
Class A	UBS WM USA OMNI ACCOUNT M/F JERSEY CITY NJ 07310-2055	6,690,723.48	16.23%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	5,845,358.24	14.18%
	PERSHING LLC JERSEY CITY NJ 07399-0001	4,472,273.83	10.85%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS SAN FRANCISCO CA 94104-4151	2,926,268.69	7.10%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	2,749,321.98	6.67%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	2,725,313.05	6.61%
Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	27,425.30	17.77%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	21,965.04	14.23%
	PERSHING LLC JERSEY CITY NJ 07399-0001	9,344.29	6.05%
	UBS WM USA JERSEY CITY NJ 07310-2055	9,103.00	5.90%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	7,982.81	5.17%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	9,566,752.69	42.58%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	3,803,466.44	16.93%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	2,186,994.07	9.73%
	UBS WM USA JERSEY CITY NJ 07310-2055	1,361,539.80	6.06%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,132,245.72	5.03%
Class Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	12,775,276.99	23.08%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	7,391,915.65	13.35%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BNFT CUST SAN FRANCISCO CA 94104-4151	6,324,353.07	11.42%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	5,939,487.18	10.73%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	4,271,990.74	7.71%
Natixis Diversified Income Fund
Class A	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,838,199.82	42.69%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	1,065,660.70	16.03%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	495,052.55	7.44%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	1,770,110.98	41.95%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	800,424.70	18.97%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	528,574.92	12.52%
	UBS WM USA JERSEY CITY NJ 07310-2055	320,727.98	7.60%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	278,362.77	6.59%
Natixis Oakmark International Fund
Class A	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	908,230.30	30.07%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	574,369.78	19.01%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	389,531.36	12.89%
	LPL FINANCIAL SAN DIEGO CA 92150-9046	168,230.48	5.57%
	PERSHING LLC JERSEY CITY NJ 07399-0001	167,214.99	5.53%
Class C	UBS WM USA JERSEY CITY NJ 07310-2055	749,671.12	25.32%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	499,548.33	16.87%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	488,151.89	16.49%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	395,383.47	13.35%
	RBC CAPITAL MARKETS LLC MINNEAPOLIS MN 55402-1110	271,805.63	9.18%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	264,425.02	8.93%
Natixis U.S. Multi-Cap Equity Fund
Class A	PERSHING LLC JERSEY CITY NJ 07399-0001	1,343,147.58	12.74%
Class C	UBS WM USA OMNI ACCOUNT M/F JERSEY CITY NJ 07310-2055	240,223.57	18.23%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	166,673.83	12.65%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	139,835.22	10.61%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	95,628.60	7.26%
	PERSHING LLC JERSEY CITY NJ 07399-0001	81,545.22	6.19%
Class Y	LPL FINANCIAL SAN DIEGO CA 92121-1968	206,527.55	56.59%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	78,442.01	21.49%
	GREAT-WEST TRUST COMPANY LLC TTEE F GREENWOOD VILLAGE CO 80111-5002	33,286.55	9.12%
Vaughan Nelson Small Cap Value Fund
Class A	NFS LLC FEBO BOSTON MA 02111-1750	1,636,216.07	19.61%
	UBS WM USA JERSEY CITY NJ 07310-2055	1,068,762.11	12.81%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	683,112.00	8.19%
	PERSHING LLC JERSEY CITY NJ 07399-0001	564,759.76	6.77%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	515,433.28	6.17%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	389,066.84	23.70%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	270,426.91	16.47%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	228,392.48	13.91%
	UBS WM USA JERSEY CITY NJ 07310-2055	146,600.96	8.93%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	92,071.00	5.60%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	2,367,566.61	35.59%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	1,305,657.26	19.62%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	PARBANC CO PARKERSBURG WV 26101-5144	1,288,073.39	19.36%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	425,841.21	6.40%
	UBS WM USA JERSEY CITY NJ 07310-2055	339,869.37	5.10%
NATIXIS FUNDS TRUST II
ASG Diversifying Strategies Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	2,374,480.48	28.18%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,017,484.02	12.07%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	990,830.94	11.76%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	739,297.62	8.77%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	519,897.23	39.12%
	UBS WM USA JERSEY CITY NJ 07310-2055	186,886.40	14.06%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	146,209.51	11.00%
	PERSHING LLC JERSEY CITY NJ 07399-0001	131,297.09	9.88%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	71,756.97	5.39%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	3,298,748.83	27.69%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	2,084,605.91	17.50%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	1,326,297.28	11.13%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	1,191,478.52	10.00%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,088,173.17	9.13%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
ASG Global Alternatives Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	4,917,137.60	39.59%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,293,128.82	10.41%
	MLPF&S FOR THE SOLE BENEFIT JACKSONVILLE FL 32246-6484	849,673.24	6.84%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	830,374.50	6.68%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	756,870.51	6.09%
	PERSHING LLC JERSEY CITY NJ 07399-0001	656,738.99	5.28%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	3,281,897.20	47.09%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,304,473.02	18.71%
	UBS WM USA JERSEY CITY NJ 07310-2055	796,275.53	11.42%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	444,062.67	6.37%
	PERSHING LLC JERSEY CITY NJ 07399-0001	388,981.71	5.58%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	22,995,464.37	24.53%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	20,489,057.62	21.86%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	18,652,782.06	19.90%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	14,160,875.33	15.11%
ASG Growth Markets Fund
Class A	LPL FINANCIAL SAN DIEGO CA 92121-1968	44,239.56	88.15%
	PERSHING LLC JERSEY CITY NJ 07399-0001	4,487.11	8.94%
Class C	UBS WM USA JERSEY CITY NJ 07310-2055	3,558.95	89.65%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	NFS LLC FEBO FBO JAMES E HARPER HENDERSONVILLE TN 37075-3140	289.017	7.28%
Class Y	NATIXIS GLOBAL ASSET MANGEMENT,L.P. BOSTON MA 02116-3368	2,529,898.99	97.40%
ASG Managed Futures Strategy Fund
Class A	UBS WM USA OMNI ACCOUNT M/F JERSEY CITY NJ 07310-2055	8,820,071.07	45.79%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	4,866,079.84	25.26%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	1,390,659.11	56.70%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	369,729.06	15.07%
	UBS WM USA JERSEY CITY NJ 07310-2055	351,789.36	14.34%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	18,384,721.05	28.34%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	16,113,486.96	24.84%
	RBC CAPITAL MARKETS LLC MINNEAPOLIS MN 55402-1110	6,037,345.62	9.30%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	4,348,811.82	6.70%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	3,787,783.59	5.84%
Harris Associates Large Cap Value Fund
Class A	NFS LLC FEBO # COMM FIRST TRUST DBA CFTOC HOT SPRINGS AR 71913-6447	560,422.00	7.95%
	PERSHING LLC JERSEY CITY NJ 07399-0001	436,892.03	6.20%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	148,961.16	36.22%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	62,415.51	15.17%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	40,182.39	9.77%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	21,196.58	5.15%
Class Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BNFT CUST SAN FRANCISCO CA 94104-4151	270,889.79	37.67%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	228,649.85	31.79%
	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	41,565.80	5.78%
	VIRGINIA G MOOSE TTEE & JAMES A MOOSE JR TTEE VIRGINIA G MOOSE & JAMES M MOOSE JR SACRAMENTO CA 95818-3707	37,781.67	5.25%
Loomis Sayles Multi-Asset Real Return Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	126,667.98	86.19%
	PERSHING LLC JERSEY CITY NJ 07399-0001	7,403.10	5.03%
Class C	LPL FINANCIAL SAN DIEGO CA 92121-1968	2,410.89	36.66%
	RBC CAPITAL MARKETS LLC MINNEAPOLIS MN 55402-1110	1,229.19	18.69%
	AMERITRADE INC FBO 7400268661 OMAHA NE 68103-2226	947.047	14.40%
	NFS LLC FEBO BARTLETT IL 60103-1857	551.191	8.38%
	DUSTIN EMONS WATERBURY CT 06705-3624	513.089	7.80%
Class Y	NATIXIS GLOBAL ASSET MANAGEMENT L.P. BOSTON MA 02116-3368	2,063,732.83	82.20%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	161,603.94	6.43%
Loomis Sayles Senior Floating Rate and Fixed Income Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	5,045,194.43	54.56%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	LPL FINANCIAL SAN DIEGO CA 92121-1968	1,191,276.27	12.88%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	814,653.66	8.81%
	PERSHING LLC JERSEY CITY NJ 07399-0001	522,595.36	5.65%
Class C	UBS WM USA JERSEY CITY NJ 07310-2055	1,091,204.93	46.56%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	282,919.56	12.07%
	RBC CAPITAL MARKETS LLC MINNEAPOLIS MN 55402-1110	161,583.71	6.89%
Class Y	LPL FINANCIAL SAN DIEGO CA 92121-1968	1,786,692.81	31.94%
	RBC CAPITAL MARKETS LLC MINNEAPOLIS MN 55402-1110	1,220,200.23	21.81%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	815,482.63	14.58%
Loomis Sayles Strategic Alpha Fund (formerly Loomis Sayles Absolute Strategies Fund)
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	4,068,598.51	52.19%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	795,896.16	10.20%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	683,992.07	8.77%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	527,939.04	6.77%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	403,487.14	5.17%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	1,540,853.36	23.26%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,420,045.97	21.43%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	1,037,951.27	15.67%
	UBS WM USA JERSEY CITY NJ 07310-2055	949,658.17	14.33%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y	NFS LLC FEBO US BANK NATIONAL ASSOCIATION MILWAUKEE WI 53212-3958	13,677,078.68	28.59%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	12,432,365.40	25.99%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	5,001,266.41	10.45%
	MAC & CO PITTSBURGH PA 15230-3198	4,957,665.98	10.36%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	2,995,373.96	6.26%
McDonnell Intermediate Municipal Bond Fund
Class A	NATIXIS GLOBAL ASSET MANGEMENT,L.P. BOSTON MA 02116-3368	100.00	100.00%
Class C	NATIXIS GLOBAL ASSET MANGEMENT,L.P. BOSTON MA 02116-3368	100.00	100.00%
Class Y	NATIXIS GLOBAL ASSET MANGEMENT,L.P BOSTON MA 02116-3368	1,500,000.00	100.00%
Vaughan Nelson Value Opportunity Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	634,846.97	35.97%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	504,471.80	28.58%
	PERSHING LLC JERSEY CITY NJ 07399-0001	283,523.51	16.06%
Class C	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	46,924.23	23.79%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	36,928.61	18.72%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	28,334.76	14.37%
	UBS WM USA JERSEY CITY NJ 07310-2055	22,224.01	11.27%
Class Y	LPL FINANCIAL SAN DIEGO CA 92121-1968	2,666,622.65	26.46%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	2,168,457.03	21.51%
	C/O FULTON FINANCIAL ADVISORS THE FULTON COMPANY LANCASTER PA 17604-3215	2,102,652.54	20.86%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	TAYNIK & CO C/O STATE STREET BANK & TRUST QUINCY MA 02169-0938	503,997.14	5.00%
NATIXIS FUNDS TRUST IV
AEW Real Estate Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	699,145.01	19.43%
	HANYS UPSTATE PLANS FBO HANYS DOWNSTATE PLANS UTICA NY 13502-6317	651,699.69	18.11%
	COMMUNITY BANK NA CUST UTICA NY 13502-6317	305,548.03	8.49%
Class B	PERSHING LLC JERSEY CITY NJ 07399-0001	6,743.23	9.02%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	4,475.24	5.98%
Class C	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	155,653.16	26.49%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	148,567.48	25.28%
	UBS WM USA JERSEY CITY NJ 07310-2055	77,257.70	13.15%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ 07311	52,039.27	8.85%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	34,056.02	5.79%
Class Y	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	8,815,909.77	62.63%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,379,297.20	9.79%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	802,798.72	5.70%
GATEWAY TRUST
Gateway Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	15,887,444.03	20.78%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	CHARLES SCHWAB & CO REINVEST ACCT SAN FRANCISCO CA 94104-4151	10,991,508.56	14.37%
	PERSHING LLC JERSEY CITY NJ 07399-0001	9,311,307.15	12.18%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL 33716-1100	5,303,240.38	6.93%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	3,052,370.46	28.72%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,098,801.22	19.75%
	UBS WM USA JERSEY CITY NJ 07310-2055	1,398,073.32	13.15%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	831,881.66	7.82%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	826,370.17	7.77%
	PERSHING LLC JERSEY CITY NJ 07399-0001	665,425.22	6.26%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	44,320,040.82	26.07%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	8,534,245.02	5.02%
HANSBERGER INTERNATIONAL SERIES
Hansberger International Growth Fund
Institutional Class	MAC & CO PITTSBURGH PA 15230-3198	4,921,859.821	14.78%
	THE SEALY & SMITH FOUNDATION GALVESTON TX 77550-1532	3,891,089.569	11.68%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	3,612,134.438	10.84%
	CELOTEX ASBESTOS SETTLEMENT TRUST WILMINGTON DE 19801-1256	2,085,076.608	6.26%
Advisor Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	38,218.711	13.41%
	AMERITRADE INC OMAHA NE 68103-2226	14,852.139	5.21%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Hansberger International Value Fund
Institutional Class	FIFTH THIRD BANK TTEE CINCINNATI OH 45263-0001	1,480,242.613	72.54%
	VANGUARD BROKERAGE SERVICES VALLEY FORGE PA 19482-1170	174,182.929	8.53%
Advisor Class	LPL FINANCIAL SAN DIEGO CA 92121-1968	1,222,696.538	78.94%
LOOMIS SAYLES FUNDS I
Loomis Sayles Bond Fund
Institutional Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	300,881,697.051	34.69%
	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	131,118,606.478	15.12%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	64,337,664.891	7.41%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	52,681,473.528	6.07%
	TD AMERITRADE INC OMAHA NE 68103-2226	47,491,299.884	5.47%
Retail Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	221,744,069.769	37.99%
	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	133,315,597.752	22.84%
	PERSHING LLC JERSEY CITY NJ 07399-0001	73,529,419.239	12.59%
	UBS WM USA JERSEY CITY NJ 07310-2055	30,578,251.828	5.23%
Admin Class	NATIONWIDE TRUST CO COLUMBUS OH 43218-2029	3,397,085.788	17.24%
	HARTFORD LIFE INSURANCE CO WEATOGUE CT 06089-9793	2,408,033.104	12.22%
	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	2,035,996.279	10.33%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	1,458,233.886	7.40%
	RELIANCE TRUST COMPANY GREENWOOD VLG CO 80111-5002	1,401,261.985	7.11%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	SUPPLEMENTAL INCOME PLAN TRUST BOSTON MA 02266-8338	1,068,471.992	5.42%
Loomis Sayles Fixed Income Fund
Institutional Class	WELLS FARGO BANK NA MINNEAPOLIS MN 55480-1533	7,826,306.875	9.63%
	THE NORTHERN TRUST CHICAGO IL 60675-0001	4,572,610.392	5.63%
	SOMERVILLE RETIREMENT SYSTEM SOMERVILLE MA 02145-2819	4,517,782.055	5.56%
	MASSACHUSETTS WATER RESOURCES CHELSEA MA 02150-3334	4,263,821.139	5.25%
Loomis Sayles Global Bond Fund
Institutional Class	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	21,032,871.162	21.28%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	20,991,024.091	21.24%
	MFD STREETSIDE LOCATION ST LOUIS MO 63141-5824	17,278,860.298	17.48%
Retail Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	23,498,363.991	40.81%
	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	14,861,220.289	25.81%
	PERSHING LLC JERSEY CITY NJ 07399-0001	6,219,132.744	10.80%
Loomis Sayles High Income Opportunities Fund
Institutional Class	UBS WM USA JERSEY CITY NJ 07310-2055	1,624,807.321	24.74%
	MLPF&S JACKSONVILLE FL 32246-6484	1,436,955.462	21.88%
	IRON WORKERS OF WESTERN PENNSYLVANIA PENSION PLAN PITTSBURGH PA 15222-4512	892,811.919	13.59%
	NORTHERN MINNESOTA WISCONSIN AREA RETAIL CLERK ST PAUL MN 55107-2292	725,811.801	11.05%
	SMITH BARNEY CORPORATE TRUST WILMINGTON DE 19801-4909	671,548.153	10.22%
	IRON WORKERS OF WESTERN PENNSYLVANIA WELFARE PLAN PITTSBURGH PA 15222-4512	358,809.133	5.46%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Inflation Protected Securities Fund
Institutional Class	SAXON & CO PHILADELPHIA PA 19182-0001	512,432.980	25.33%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	444,620.375	21.98%
	LOOMIS SAYLES DISTRIBUTORS LP BOSTON MA 02111-2647	166,304.278	8.22%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	159,802.148	7.90%
	LOOMIS SAYLES TRUST CO LLC BOSTON MA 02111-2647	133,223.976	6.58%
Retail Class	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	296,931.634	51.20%
	TD AMERITRADE INC OMAHA NE 68103-2226	183,600.194	31.66%
Loomis Sayles Institutional High Income Fund
Institutional Class	NORTHERN TRUST CO CHICAGO IL 60675-0001	6,003,544.172	7.08%
	BRICS & CO WESTERVILLE OH 43081	4,531,328.818	5.35%
Loomis Sayles Intermediate Duration Bond Fund
Institutional Class	SEI PRIVATE TRUST CO OAKS PA 19456-9989	2,066,630.084	29.71%
	CURRY COLLEGE MILTON MA 02186-2395	1,388,670.274	19.96%
	TD AMERITRADE INC OMAHA NE 68103-2226	674,371.246	9.69%
	NORTHERN TRUST CO CHICAGO IL 60675-0001	503,007.218	7.23%
	YOUNGSTOWN AREA JEWISH FEDERATION YOUNGSTOWN OH 44504-1314	405,541.458	5.83%
Retail Class	CHURCHILL SCHOOL NEW YORK NY 10016-8301	216,668.755	33.79%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	121,540.745	18.95%
	CHURCHILL SCHOOL FACULTY NEW YORK NY 10016-8301	115,374.833	17.99%
	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	43,552.984	6.79%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Securitized Asset Fund
Institutional Class	MLPF&S JACKSONVILLE FL 32246-6484	49,592,885.473	79.96%
	UBS WM USA JERSEY CITY NJ 07310-2055	8,399,819.121	13.54%
Loomis Sayles Small Cap Value Fund
Institutional Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	3,914,267.452	20.20%
	FIDELITY INVESTMENT INSTITUTIONAL OPERATIONS CO (FIIOC) COVINGTON KY 41015-1999	3,633,929.629	18.76%
	WELLS FARGO BANK CHARLOTTE NC 28288-1076	1,620,235.953	8.36%
	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	1,152,328.188	5.94%
Retail Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	4,217,766.055	36.42%
	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) COVINGTON KY 41015-1999	2,307,624.976	19.92%
	ING LIFE INSURANCE COMPANY HARTFORD CT 06156-0001	1,517,534.785	13.10%
	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	1,272,056.073	10.98%
Admin Class	RELIANCE TRUST COMPANY GREENWOOD VLG CO 80111-5002	706,808.212	31.65%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	586,130.817	26.24%
LOOMIS SAYLES FUNDS II
Loomis Sayles Global Equity and Income Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	2,883,571.67	22.18%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	2,773,388.28	21.33%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,471,626.52	11.32%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	1,268,615.32	9.75%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	8,527,568.98	52.37%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	1,883,510.02	11.56%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	1,857,312.71	11.40%
	UBS WM USA JERSEY CITY NJ 07310-2055	1,401,632.36	8.60%
Class Y	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	8,036,948.12	27.85%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	5,402,183.46	18.72%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	2,886,276.06	10.00%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,192,265.13	7.60%
	NATIONAL FINANCIAL SEVICES CORP FOR NEW YORK NY 10281-1003	1,964,727.96	6.81%
Loomis Sayles Growth Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	828,592.62	16.26%
	PERSHING LLC JERSEY CITY NJ 07399-0001	758,933.14	14.89%
Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	63,309.08	23.26%
	PERSHING LLC JERSEY CITY NJ 07399-0001	17,579.83	6.46%
	CNY PRINTING & COPY SERVICES INC 401(K) PLAN SYRACUSE NY 13210-1637	14,608.97	5.36%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	634,134.42	37.91%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	297,706.93	17.79%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	188,282.28	11.25%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	4,796,260.89	32.18%
	COMERICA BANK FBO CITY OF LIVONIA RETIREE HEALTH DETROIT MI 48275-0001	1,648,075.18	11.06%
	CURRY COLLEGE MILTON MA 02186-2395	1,605,090.48	10.77%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	940,685.70	6.31%
	PLUMBERS & PIPEFITTERS NATIONAL PENSION FUND ALEXANDRIA VA 22314-2047	766,338.15	5.14%
Loomis Sayles High Income Fund
Class A	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	3,758,068.60	23.97%
	PERSHING LLC JERSEY CITY NJ 07399-0001	1,714,442.51	10.93%
	UBS WM USA JERSEY CITY NJ 07310-2055	875,637.37	5.58%
Class B	CNY PRINTING & COPY SERVICES INC 401(K) PLAN SYRACUSE NY 13210-1637	18,570.92	15.92%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	17,943.67	15.38%
	OPPENHEIMER & CO INC. FBO SONDRA A KENNEY REVOCABLE TR HOLLYWOOD FL 33020-2249	12,700.00	10.89%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	9,057.16	7.76%
Class C	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	887,709.15	24.26%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	570,425.87	15.59%
	UBS WM USA JERSEY CITY NJ 07310-2055	397,446.77	10.86%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	367,572.75	10.04%
	PERSHING LLC JERSEY CITY NJ 07399-0001	273,194.00	7.46%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	5,162,574.18	18.08%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	4,770,762.98	16.71%
	STATE STREET BANK & TRUST TTEE LONZA AMERICAN INC MASTER RET TRUST QUINCY MA 02169-0938	4,261,722.18	14.92%
	FIDELITY INVESTMENTS INSTITUTIONAL COVINGTON KY 41015-1999	1,972,739.34	6.90%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	1,836,839.38	6.43%
Loomis Sayles International Bond Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	357,682.76	29.96%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	166,735.89	13.96%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	132,845.23	11.12%
	PERSHING LLC JERSEY CITY NJ 07399-0001	80,581.66	6.75%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	120,516.06	26.74%
	PERSHING LLC JERSEY CITY NJ 07399-0001	77,407.95	17.17%
	UBS WM USA JERSEY CITY NJ 07310-2055	77,115.20	17.11%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	26,200.85	5.81%
Class Y	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	166,818.08	48.05%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	81,067.28	23.35%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	29,230.96	8.42%
	PERSHING LLC JERSEY CITY NJ 07399-0001	18,538.21	5.34%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Investment Grade Bond Fund
Class A	UBS WM USA JERSEY CITY NJ 07310-2055	62,334,858.18	26.53%
	PERSHING LLC JERSEY CITY NJ 07399-0001	23,326,080.24	9.92%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	21,734,934.22	9.25%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	15,838,674.74	6.74%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	13,113,823.54	5.58%
Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	311,807.35	33.70%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	142,438.52	15.39%
	PERSHING LLC JERSEY CITY NJ 07399-0001	119,269.87	12.89%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	62,576.28	6.76%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	68,631,052.02	38.52%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	30,342,095.91	17.03%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	20,039,908.19	11.25%
	UBS WM USA JERSEY CITY NJ 07310-2055	15,991,603.75	8.97%
Class Y	EDWARD D JONES & CO MARYLAND HTS MO 63043-3009	127,248,813.44	23.37%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	84,866,537.00	15.58%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	65,249,771.85	11.98%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	47,353,804.92	8.70%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	43,164,540.70	7.93%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	32,087,159.20	5.89%
Admin Class	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	801,162.17	53.83%
	HARTFORD LIFE INSURANCE CO SEPARATE WEATOGUE CT 06089-9793	200,282.46	13.45%
	PEARL RIVER VALLEY ELECTRIC POWER A DEFINED BEN FIXED U/A DTD 01/01/65 COLUMBIA MS 39429-1217	105,739.19	7.10%
	FRONTIER TRUST COMPANY FARGO ND 58106-0655	76,390.59	5.13%
Loomis Sayles Limited Term Government and Agency Fund
Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	4,068,466.66	12.96%
	UBS WM USA JERSEY CITY NJ 07310-2055	3,511,953.25	11.18%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,820,390.80	8.98%
	PERSHING LLC JERSEY CITY NJ 07399-0001	2,196,724.77	6.99%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	2,617,721.23	38.37%
	UBS WM USA JERSEY CITY NJ 07310-2055	810,617.21	11.88%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	773,924.93	11.34%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	732,490.38	10.73%
	PERSHING LLC JERSEY CITY NJ 07399-0001	523,111.18	7.66%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL 33716-1100	351,580.00	5.15%
Class Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	3,712,670.31	17.55%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	3,695,477.03	17.47%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	NFS LLC FEBO BANK OF HAWAII HONOLULU HI 96805-1930	2,104,277.40	9.95%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	2,054,888.70	9.71%
	LPL FINANCIAL SAN DIEGO CA 92121-1968	1,666,247.86	7.87%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	1,550,364.28	7.33%
Loomis Sayles Mid Cap Growth
Class A	STATE STREET BANK LITTLE ROCK AR 72201-3934	357,710.46	25.32%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94105-1905	340,027.23	24.06%
Class C	RAYMOND JAMES ST PETERSBURG FL 33716-1100	14,835.22	27.85%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	5,070.05	9.52%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	4,626.92	8.68%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	3,960.67	7.43%
Class Y	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	749,090.52	40.20%
	WELLS FARGO BANK FBO CHARLOTTE NC 28288-1076	223,504.23	11.99%
	MERCER TRUST COMPANY TTEE NORWOOD MA 02062-1599	219,306.53	11.77%
	PIMS/PRUDENTIAL RETIREMENT ST PETERS MO 63376-0052	199,706.69	10.72%
	NEW YORK LIFE TRUST COMPANY PARSIPPANY NJ 07054-1007	105,548.04	5.66%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	90,503.89	4.86%
Loomis Sayles Small Cap Growth Fund
Institutional Class	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	7,867,828.542	24.93%
	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) COVINGTON KY 41015-1999	7,533,363.639	23.87%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	NATIONAL FINANCIAL SERVICES COR NEW YORK NY 10281-1003	3,666,302.449	11.61%
Retail Class	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) COVINGTON KY 41015-1999	2,969,995.073	23.64%
	CHARLES SCHWAB & CO INC SAN FRANCISCO CA 94104-4151	1,667,758.723	13.27%
	NATIONAL FINANCIAL SEVICES CORP NEW YORK NY 10281-1003	1,099,367.249	8.75%
Loomis Sayles Strategic Income Fund
Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	1,996,272.54	37.67%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	657,519.61	12.40%
	PERSHING LLC JERSEY CITY NJ 07399-0001	516,551.63	9.74%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	405,060.02	7.64%
	UBS WM USA JERSEY CITY NJ 07310-2055	363,597.85	6.86%
Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	138,100,707.73	42.49%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	56,553,221.98	17.40%
	UBS WM USA JERSEY CITY NJ 07310-2055	35,689,352.85	10.98%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	27,720,152.85	8.52%
Class Y	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL 32246-6484	111,288,838.11	38.93%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	55,484,792.28	19.41%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	33,060,123.58	11.56%
Admin Class	ING NATIONAL TRUST WINDSOR CT 06095-4773	2,946,951.77	79.59%

Fund and Class	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	675,029.41	18.23%
Loomis Sayles Value Fund
Class A	PERSHING LLC JERSEY CITY NJ 07399-0001	776,418.08	12.75%
	NEW YORK LIFE TRUST COMPANY PARSIPPANY NJ 07054-1007	334,813.28	5.50%
Class B	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	6,824.24	10.67%
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	152,449.89	34.89%
	RAYMOND JAMES ST PETERSBURG FL 33716-1100	73,551.83	16.83%
	MORGAN STANLEY SMITH BARNEY JERSEY CITY NJ 07311	60,785.54	13.91%
	UBS WM USA JERSEY CITY NJ 07310-2055	35,058.76	8.02%
	FIRST CLEARING LLC SAINT LOUIS MO 63103-2523	26,782.32	6.13%
Class Y	FIDELITY INVESTMENTS INSTITUTIONAL PROFIT SHARING PLAN COVINGTON KY 41015-1999	15,560,105.54	25.80%
	NATIONAL FINANCIAL SEVICES CORP FOR NEW YORK NY 10281-1003	13,791,467.79	22.87%
	MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN 55101-2099	3,086,765.14	5.12%
Admin Class	NATIXIS ASSET MANAGEMENT ADVISORS LP BOSTON MA 02116-3305	61.091	61.72%
	MERRILL LYNCH PIERCE FENNER & SMITH INC JACKSONVILLE FL 32246-6484	37.774	38.16%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Ownership of Shares by Management

As of December 21, 2012, the Trustees and executive officers of the Trusts collectively owned less than 1% of the outstanding shares of each class of shares of each Fund except for the following:

Trustees / Officers	Shares Beneficially Owned	Percentage of Outstanding Shares of Class Owned
Loomis Sayles Institutional High Income Fund— Institutional Class
Daniel J. Fuss	5,401,185.86	6.38%

Loomis Sayles Growth Fund—Class Y
Robert J. Blanding	166,226.795	1.12%

Appendix C

During the fiscal year ended January 31, 2012, September 30, 2012, November 30, 2012 and December 31, 2012, the Trustees of the Trusts received the amounts set forth in the following tables for serving as Trustees of the Trusts.

Compensation Table

Total Aggregate Compensation from each Trust

January 31, 2012

	Natixis Funds Trust IV*	Total Compensation from the Fund Complex**
Charles D. Baker	$2,172	$155,000
Daniel M. Cain***	$2,172	$155,000
Kenneth A. Drucker	$2,380	$173,000
Edmond J. English****	$0	$0
Wendell J. Knox	$2,252	$161,000
Martin T. Meehan*****	$0	$0
Sandra O. Moose	$1,345	$250,000
Erik R. Sirri	$2,172	$155,000
Peter J. Smail	$2,172	$155,000
Cynthia L. Walker	$2,181	$158,000
Robert J. Blanding	$0	$0
David L. Giunta	$0	$0
John T. Hailer	$0	$0

*	Amounts include payments deferred by the trustees for the fiscal year ended January 31, 2012. The total amount of deferred compensation accrued for Natixis Funds Trust IV as of January 31, 2012 for the Trustees is as follows: Cain ($13,724), Knox ($6,301), Sirri ($5,126) and Walker ($12,546).
**	Total compensation represents amounts paid during the fiscal year to a Trustee for serving on the Board of Trustees of seven trusts with a total of forty-four (44) funds as of January 31, 2012. The total compensation includes amounts received from the Natixis Cash Management Trust—Money Market Series, which was liquidated on February 16, 2011 and Loomis Sayles Disciplined Equity Fund, which was liquidated on May 13, 2011.
***	Mr. Cain is deemed an “interested person” of Natixis Funds Trust II because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II.
****	Mr. English was appointed as a Trustee effective January 1, 2013.
*****	Mr. Meehan was appointed as a Trustee effective July 1, 2012.

Compensation Table

Total Aggregate Compensation from each Trust

September 30, 2012

	Natixis Funds Trust I*	Loomis Sayles Funds I*	Loomis Sayles Funds II*	Total Compensation from the Fund Complex**
Charles D. Baker	$3,168	$55,681	$57,339	$176,250
Daniel M. Cain***	$3,371	$59,388	$61,180	$187,500
Kenneth A. Drucker	$3,354	$60,799	$62,679	$189,250
Edmond J. English****	$0	$0	$0	$0
Wendell J. Knox	$3,272	$57,651	$59,373	$182,250
Martin T. Meehan*****	$790	$13,197	$13,737	$39,750
Sandra O. Moose	$3,566	$103,924	$108,554	$261,250
Erik R. Sirri	$3,168	$55,681	$57,339	$176,250
Peter J. Smail	$3,168	$55,681	$57,339	$176,250
Cynthia L. Walker	$3,272	$57,651	$59,373	$182,250
Robert J. Blanding	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0

*	Amounts include payments deferred by the trustees for the fiscal year ended September 30, 2012. The total amount of deferred compensation accrued for Natixis Funds Trust I as of September 30, 2012 for the Trustees is as follows: Cain ($319,122), Knox ($67,229), Meehan ($1,794), Sirri ($59,439) and Walker ($116,088). The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2012 for the Trustees is as follows: Cain ($345,444), Knox ($202,676), Meehan ($6,434), Sirri ($172,739) and Walker ($377,208). The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2012 for the Trustees is as follows: Cain ($357,460), Knox ($208,595), Meehan ($6,697), Sirri ($177,900) and Walker ($365,532).
**

Total compensation represents amounts paid during the fiscal year to a Trustee for serving on the Board of Trustees of seven trusts with a total of forty-four (44) funds as of September 30, 2012. The total compensation includes amounts received from the Westpeak ActiveBeta® Equity Fund, which was liquidated on March 16, 2012, Hansberger International Series-Emerging Markets Fund, which was liquidated on July 27, 2012 and Natixis Oakmark Global Fund, which was liquidated on August 17, 2012.

***	Mr. Cain is deemed an “interested person” of Natixis Funds Trust II because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II.
****	Mr. English was appointed as a Trustee effective January 1, 2013.
*****	Mr. Meehan was appointed as a Trustee effective July 1, 2012.

Compensation Table

Total Aggregate Compensation from each Trust

November 30, 2012

	Natixis Funds Trust II*	Gateway Trust*	Total Compensation from the Fund Complex**
Charles D. Baker	$6,044	$1,436	$180,000
Daniel M. Cain***	$6,492	$1,538	$195,000
Kenneth A. Drucker	$6,138	$1,401	$193,000
Edmond J. English****	$0	$0	$0
Wendell J. Knox	$6,223	$1,477	$186,000
Martin T. Meehan*****	$2,904	$719	$79,500
Sandra O. Moose	$429	$68	$265,000
Erik R. Sirri	$6,044	$1,436	$180,000
Peter J. Smail	$6,044	$1,436	$180,000
Cynthia L. Walker	$6,223	$1,477	$186,000
Robert J. Blanding	$0	$0	$0
David L. Giunta	$0	$0	$0
John T. Hailer	$0	$0	$0

*	Amounts include payments deferred by the trustees for the fiscal year ended November 30, 2012. The total amount of deferred compensation accrued for Natixis Funds Trust II as of November 30, 2012 for the Trustees is as follows: Cain ($73,856), Knox ($67,122), Meehan ($5,032), Sirri ($61,916) and Walker ($83,399). The total amount of deferred compensation accrued for Gateway Trust as of November 30, 2012 for the Trustees is as follows: Cain ($14,239), Knox ($38,074), Meehan ($2,930), Sirri ($33,273) and Walker ($55,103).
**

Total compensation represents amounts paid during the fiscal year to a Trustee for serving on the Board of Trustees of seven trusts with a total of forty-four (44) funds as of November 30, 2012. The total compensation includes amounts received from the Westpeak ActiveBeta® Equity Fund, which was liquidated on March 16, 2012, Hansberger International Series-Emerging Markets Fund, which was liquidated on July 27, 2012 and Natixis Oakmark Global Fund, which was liquidated on August 17, 2012.

***	Mr. Cain is deemed an “interested person” of Natixis Funds Trust II because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II.
****	Mr. English was appointed as a Trustee effective January 1, 2013.
*****	Mr. Meehan was appointed as a Trustee effective July 1, 2012.

Compensation Table

Total Aggregate Compensation from each Trust

December 31, 2012

	Natixis Funds Trust I*	Natixis Funds Trust II*	Gateway Trust*	Hansberger International Series*	Total Compensation from the Fund Complex**
Charles D. Baker	$16,492	$18,320	$10,236	$5,784	$180,000
Daniel M. Cain***	$17,694	$19,728	$11,157	$6,197	$195,000
Kenneth A. Drucker	$16,752	$19,046	$11,348	$5,828	$193,000
Edmond J. English****	$0	$0	$0	$0	$0
Wendell J. Knox	$16,973	$18,883	$10,604	$5,949	$186,000
Martin T. Meehan*****	$5,897	$7,108	$5,114	$1,763	$79,500
Sandra O. Moose	$5,761	$12,754	$22,980	$2,266	$265,000
Erik R. Sirri	$16,492	$18,320	$10,236	$5,784	$180,000
Peter J. Smail	$16,492	$18,320	$10,236	$5,784	$180,000
Cynthia L. Walker	$16,973	$18,883	$10,604	$5,949	$186,000
Robert J. Blanding	$0	$0	$0	$0	$0
David L. Giunta	$0	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0	$0

*	Amounts include payments deferred by the trustees for the fiscal year ended December 31, 2012. The total amount of deferred compensation accrued for Natixis Funds Trust I as of December 31, 2012 for the Trustees is as follows: Cain ($331,134), Knox ($73,798), Meehan ($3,909), Sirri ($63,663) and Walker ($121,961). The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2012 for the Trustees is as follows: Cain ($75,923), Knox ($69,538), Meehan ($5,202), Sirri ($61,449) and Walker ($84,427). The total amount of deferred compensation accrued for Gateway Trust as of December 31, 2012 for the Trustees is as follows: Cain ($14,631), Knox ($39,443), Meehan ($3,029), Sirri ($33,023) and Walker ($55,783). The total amount of deferred compensation accrued for Hansberger International Series as of December 31, 2012 for the Trustees is as follows: Cain ($18,563), Knox ($30,493), Meehan ($916), Sirri ($24,638) and Walker ($48,262).
**

Total compensation represents amounts paid during the fiscal year to a Trustee for serving on the Board of Trustees of seven trusts with a total of forty-four (44) funds as of December 31, 2012. The total compensation includes amounts received from the Westpeak ActiveBeta® Equity Fund, which was liquidated on March 16, 2012, Hansberger International Series-Emerging Markets Fund, which was liquidated on July 27, 2012, Natixis Oakmark Global Fund, which was liquidated on August 17, 2012 and Absolute Asia Dynamic Equity Fund, which was liquidated on December 18, 2012.

***	Mr. Cain is deemed an “interested person” of Natixis Funds Trust II because he is an affiliated person of Cain Brothers & Company, LLC, a registered broker-dealer that has executed portfolio transactions on behalf of certain institutional separate accounts managed by McDonnell Investment Management, LLC, the sub-adviser to the McDonnell Intermediate Municipal Bond Fund, a series of Natixis Funds Trust II.
****	Mr. English was appointed as a Trustee effective January 1, 2013.
*****	Mr. Meehan was appointed as a Trustee effective July 1, 2012.

Proxy Tabulator PO Box 55046 Boston MA 02205-5046	Proxy Voting Ballot

Vote by Telephone

Read the Proxy Statement and have this card at hand. Call toll-free at 1-866-977-7699 and follow the recorded instructions. If you vote via the telephone, you do not need to mail this proxy card.

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Read the Proxy Statement and have this card at hand. Log on to www.eproxyvote.com/natixis and follow the on-screen instructions. If you vote via the Internet, you do not need to mail this proxy card.

Vote by Mail Read the Proxy Statement. Check the appropriate boxes on this proxy card. Sign and date this proxy card. Mail your completed proxy card in the enclosed envelope.

If Voting by Mail:

Remember to sign and date the form below. Please ensure the address to the right shows through the window of the enclosed postage- paid return envelope.	Proxy Tabulator PO BOX 55046 Boston MA 02205-9836

NATIXIS FUNDS TRUST I, NATIXIS FUNDS TRUST II, NATIXIS FUNDS TRUST IV, LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, HANSBERGER INTERNATIONAL SERIES AND GATEWAY TRUST

(THE “TRUSTS”)

SPECIAL MEETING OF SHAREHOLDERS

MARCH 18, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Coleen Dinneen, Michael Kardok and Russell Kane, as proxies (“Proxies”), with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of the referenced fund (the “Fund”) held of record by the undersigned on December 21, 2012 at the Special Meeting (the “Meeting”) of Shareholders of the Trusts to be held on March 18, 2013, at 2:00 p.m., Eastern time, at 399 Boylston St, 10th Floor, Boston, Massachusetts 02116 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at the Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trusts covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders of the Trusts to be held on March 18, 2013. The Proxy Statement for this meeting is available at www.eproxyvote.com/natixis.

SIGNATURE:

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.	SIGNATURE:

DATE:

Proposal(s) listed on reverse side

Account Owner: ABC Company 123 Main Street

Fund Name

NATIXIS DIVERSIFIED INCOME FUND C

The Board of Trustees recommends a vote FOR all nominees. If no direction is given, this proxy will be voted “FOR” the election of all Trustees named below, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

Please fill in the box(es) as shown using black or blue ink or a No. 2 pencil. Please do not use fine point pen.	☒

1. Election of Trustees:

(01)	Charles D. Baker	(03)	David L. Giunta
(02)	Edmond J. English	(04)	Martin T. Meehan

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1	☐	☐	☐
To withhold authority to vote for any individual nominee(s), write the number of the nominee(s) in the box below.

PROXY TABULATOR
PO BOX 55046
BOSTON MA 02205-5046

Natixis Funds
Loomis Sayles Funds
Hansberger International Series

SPECIAL MEETING OF SHAREHOLDERS
March 18, 2013, 2:00 p.m., Eastern Time

399 Boylston Street, 10th Floor
Boston, MA 02116

Directions to the meeting are available in the Proxy Statement, which can be viewed at www.eproxyvote.com/natixis

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on MARCH 18, 2013.

Under new Securities and Exchange Commission (SEC) rules, we are notifying you that the proxy materials for the Special Meeting of Shareholders and access to a proxy voting website are available to you over the Internet. Please follow the instructions below to view the proxy materials and vote online, or to request copies. Matters to be voted on at the meeting are listed on the reverse side of this notice along with the Board’s recommendations. Your vote is important!

Online Viewing and Voting is Quick, Easy, and Environmentally Friendly!

View proxy materials and vote immediately in 3 simple steps:

Step 1:	Go to the electronic voting site at www.eproxyvote.com/natixis.

Step 2:	Access and view the proxy materials, which consists of our proxy statement and form of proxy card by clicking on the links provided.

Step 3:	Follow simple instructions on the screen to log in and vote your eligible positions.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. The proxy statement and form of proxy card are available at www.eproxyvote.com/natixis.

To vote your eligible position(s), you must either vote online via the Internet or request a copy of a full set of proxy materials which includes a proxy card (see instructions above). If you wish to vote at the meeting, please bring this notice and proper identification with you.

PLEASE NOTE:  YOU CANNOT VOTE BY RETURNING THIS NOTICE.

Requesting Copies of the Proxy Materials

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge. Please make your request for a copy as instructed below on or before March 6, 2013, to facilitate timely delivery.

If you want to order a copy of the proxy materials and provide a current and future delivery preference, please choose one of the following methods:

INTERNET – Go to www.ematerials.com/natixis

Follow the simple instructions to log in and order a paper and/or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

TELEPHONE – Using a touch-tone phone, call us toll free at 1-866-551-3628 in the U.S. or Canada

Follow the simple instructions to log in to order a paper or e-mail copy of the proxy materials for the current meeting and submit your delivery preference for future meetings.

E-MAIL – Send us an e-mail at fundproxy@ematerials.com with “Natixis Funds Material Request” in the subject line.

This e-mail must include in the message 1) Your full name and address, 2) the 13-digit number in the box preceded by an arrow on the top, right side of the front of this notice, 3) your preference to receive current printed proxy materials via mail. If you choose to receive an e-mail with links to the electronic materials, please include your e-mail address, 4) if you would like for this preference to apply to delivery of material for all future meetings, include the word “Permanent” and the last four digits of your Social Security Number in the message.

NATIXIS FUNDS SHAREHOLDER MEETING INFORMATION

Matter(s) intended to be acted upon at the Special Meeting of Shareholders are listed below.

The Board recommends that you vote FOR the following proposal(s):

1. Election of Four Trustees

Applicable Funds: